UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-5900

                                EXPEDITION FUNDS
               (Exact name of registrant as specified in charter)
                                    --------


                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-342-5734

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2004

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2004

ITEM 1.    REPORTS TO STOCKHOLDERS.


[Graphics Omitted]

            Expedition Funds GUIDING YOUR WAY 2004  Annual Report

[Logo Omitted] EXPEDITION FUNDS(R)

Table of Contents

Letter to Our Shareholders .................................................   1
Management's Discussion and Analysis .......................................   4
Report of Independent Registered Public Accounting Firm ....................  14
Statements of Net Assets ...................................................  15
Statements of Operations ...................................................  50
Statements of Changes in Net Assets ........................................  53
Financial Highlights .......................................................  56
Notes to Financial Statements ..............................................  62
Trustees and Officers of the Trust .........................................  72
Disclosure of Fund Expenses ................................................  80
Notice to Shareholders .....................................................  82

The Trust's Forms N-Q are available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Expedition Funds use to determine how to vote proxies (if any) relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge (i) upon request, by calling 800-992-2085; and (ii) on the Commission's website at http://ww.sec.gov.


--------------------------------------------------------------------------------

Shares of the Expedition Funds are not deposits of or obligations of, or guaranteed or endorsed by Compass Bank, Compass Bancshares, Inc. or any of their affiliates, or any bank, and are not obligations of, guaranteed by or insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

An investment in shares of the Funds involves investment risk, including the possible loss of all or a portion of the principal invested, and the investment return and value of shares of the Funds will fluctuate so that an investment, when liquidated, may be worth more or less than the original cost.

Money market funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Expedition Money Market Fund or Tax-Free Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

Compass Asset Management, a division of Compass Bank, serves as investment adviser to the Expedition Funds. Compass Bank serves as the Funds' custodian. In addition, Compass Bank as well as certain of its divisions and affiliates, may provide other services to the Funds. Compass Bank and these affiliates and divisions will be compensated for these services.
--------------------------------------------------------------------------------

LETTER TO OUR SHAREHOLDERS



Dear Shareholder:

Fiscal year 2004 witnessed a constant struggle between good news and bad news. And ultimately, the good news appeared to win.

On the negative side, the U.S. economy was battered by rising oil prices, which peaked above $50 per barrel for the first time in history. Conventional wisdom holds that such a dramatic spike would have a serious dampening effect on consumer spending and corporate profits, but both of these areas proved to be surprisingly resilient.

In addition, the conflict in Iraq appeared to worsen, as insurgents continued to inflict heavy casualties on the brave U.S. soldiers who are striving to bring democracy to a troubled region.

In the good news column, overall economic growth was positive, if somewhat uneven. Factory orders, corporate purchasing, and other major indicators were positive for much of the fiscal year, although not strong enough to clearly signal continued growth for the year ahead.

The U.S. job market managed to provide both bad news and good news. In the first half of the year, many worried about a "jobless recovery" that produced good corporate earnings but few new hires. Later in the fiscal year, employment staged a shaky recovery - although it is unclear whether the newly-created jobs offered the same level of earnings as those of the past.

In the business world, a few sectors stumbled, while many others flourished. Airlines, for example, experienced a near-total meltdown as many of the major carriers veered toward bankruptcy under the weight of rising fuel costs and unsustainable cost structures. On the other side of the coin, the energy sector was among those that recorded record profits. Over all, many companies continued to benefit from their efforts to streamline operations in recent years, resulting in strong profitability from even the most modest revenue gains.

Of course, the ultimate good news/bad news story - depending on where you sit - was the 2004 presidential election, which dominated public attention during the second half of the fiscal year.

The 2004 campaign was marked by uncommon rancor, negativity, and divisiveness. And it inspired many investors to adopt a wait-and-see attitude until November 3.

In light of all these conflicting factors, the financial markets managed to take their place in the "good news" column for the fiscal year, as investors welcomed a return to relative stability after several turbulent years.

STOCKS RISE MODESTLY.

The U.S. stock markets produced solid gains for the year, but little in the way of excitement.

Investors often appeared to be unfazed by impressive gains in corporate profits. As a long list of companies - large and small - reported better-than-expected earnings, the markets generally failed to respond with more than a disappointed yawn. Those companies that failed to meet expectations, however, were often punished by sharp declines in their stock prices.

Virtually no sector was immune to investor disinterest. The technology industry, in particular, experienced an unexpected surge in revenues - due in part to increased sales to China and other Asia-Pacific countries. And yet, prices of bellwether technology stocks such as Intel, Microsoft, and Cisco increased only slightly.

One explanation may be that investors are still suffering a hangover from the irrational exuberance of the late 1990's. Or, it could be argued that earnings are only now catching up with the still-high prices of many stocks.

One of the few moments of actual entertainment value in the stock market came with the long-awaited initial public offering of Google, which many hoped would usher in a new era of technology IPOs. And while that era has not yet arrived, Google itself performed extremely well in its first few months as a public company.


                                                            OCTOBER 31, 2004   1

LETTER TO OUR SHAREHOLDERS (CONCLUDED)



A MIXED YEAR FOR BONDS.

The strengthening economy, skyrocketing federal deficits, and rising energy costs caused mixed results in the bond markets.

Taxable bond prices declined somewhat as it became clear that interest rates had finally bottomed out and were on their way up. The Federal Reserve Board raised interest rates three times, totaling 0.75 percent. But investors appeared to recognize that the Fed may have been even more aggressive if not for the upcoming election.

Municipal bonds also struggled, as many state and local governments faced declining federal assistance for key public works projects.

Money market instruments were among the few beneficiaries of the current interest rate scenario, moving up to single-digit territory for the first time in several years.

STEADY MANAGEMENT, STEADY GAINS.

Throughout the year, the managers of the Expedition Funds continued to pursue their strategies of seeking investments of strong value and strong quality. The results were good performance in comparison to their respective indices.

In addition, our prudent approach was once again validated by increasing assets from both individual and institutional investors.

AN IMPORTANT ANNOUNCEMENT TO ALL EXPEDITION FUNDS INVESTORS.

Finally, it is with a mixture of pride and sadness that I announce the planned closing of the Expedition Funds family in February 2005.

My pride comes from the strong history of returns to our investors since our founding in 1990, from the pleasure of working with such committed fund managers, and above all from the privilege of serving you, our valued investors.

My sadness comes from realizing that this chapter in our history is closing. But I feel certain that a new chapter will begin for all our investors, and we will make every effort to ensure that the transition is a smooth one.

In the coming weeks, you will receive detailed information on the reasons behind this event, as well as our suggested course of action.

For now, we want to thank you for your confidence in us over the past year - and all the years since our founding. And we wish you and yours the very best during the upcoming holiday season and the new year ahead.

Sincerely,

/s/Denise A. Woodham

Denise A. Woodham
Managing Director of Investments
Compass Asset Management Group

TO DETERMINE IF THESE FUNDS ARE AN APPROPRIATE INVESTMENT FOR YOU, CAREFULLY CONSIDER THE FUNDS' INVESTMENT OBJECTIVES, RISK FACTORS AND CHARGES AND EXPENSES BEFORE INVESTING. THIS AND OTHER INFORMATION CAN BE FOUND IN THE FUNDS' PROSPECTUS, WHICH MAY BE OBTAINED BY CALLING 1-800-992-2085, OR LOGGING ON TO OUR WEBSITE AT WWW.EXPEDITIONFUNDS.COM. PLEASE READ IT CAREFULLY BEFORE INVESTING.

THE MATERIAL REPRESENTS THE MANAGER'S ASSESSMENT OF THE PORTFOLIO AND MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE REGARDING ANY STOCK. THE EXPEDITION FUNDS ARE DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO. SEI INVESTMENTS DISTRIBUTION CO. IS NOT AFFILIATED WITH EXPEDITION FUNDS OR ANY OTHER AFFILIATE. THERE ARE RISKS INVOLVED WITH INVESTING, INCLUDING POSSIBLE LOSS OF PRINCIPAL. IN ADDITION TO THESE RISKS, PRODUCTS AND COMPANIES IN WHICH TECHNOLOGY FUNDS INVEST MAY BE SUBJECT TO SEVERE COMPETITION AND RAPID OBSOLESCENCE.


2   OCTOBER 31, 2004

INDEX DEFINITIONS



LEHMAN  INTERMEDIATE   GOVERNMENT/CREDIT   INDEX  --  A  market  value  weighted
performance benchmark for government and Baa and higher rated corporate fixed-rate debt issues with maturities between one and ten years.

LEHMAN MUNICIPAL BOND INDEX -- A broad-based total return index comprised of 8,000 investment grade, fixed rate, tax-exempt bonds with a remaining maturity of at least one year, including state and local general obligation, revenue, insured and pre-refunded bonds.

RUSSELL 1000 INDEX -- Measures the performance of the 1,000 largest companies in the Russell 3000 Index which represents approximately 92% of total market capitalization of the Russell 3000 Index.

S&P 400 MID-CAP INDEX -- This index is a capitalization-weighted index which measures the performance of the mid-range of the U.S. Stock Market. This index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock affecting the index in proportion to its market value.

S&P 500 COMPOSITE INDEX -- An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P 500/BARRA VALUE INDEX -- This index is constructed by dividing the stocks of the S&P 500 Composite Index according to price-to-book ratio. It contains firms with lower price-to-book ratios. The index is capitalization-weighted, meaning that each stock in the index is weighted in proportion to its market value.




                                                            OCTOBER 31, 2004   3

EXPEDITION EQUITY FUND

MANAGEMENT'S DISCUSSION AND ANALYSIS



For the twelve month period ended October 31, 2004, the Expedition Equity Fund (Institutional Shares) generated a total return of 4.97%. This compares to a 9.42% return for the S&P 500 Composite Index and a 5.98% return for the Lipper Large-Cap Core Funds Classification. The Fund seeks to provide growth of capital, with a secondary objective of income and pursues these objectives by investing in a diversified portfolio of common stocks issued by mid- and large-capitalization companies.

The Expedition Equity Fund was well positioned to take advantage of the market's surge in the first half of the fiscal year, and managed to hold onto its gains during the relatively uneventful second half.

An emphasis on the energy, financial, and technology sectors enabled the Fund to benefit from rising energy prices, a strengthening economy, and a surprisingly healthy global demand for computer and telecommunications equipment. Other strong sectors included utilities, telecommunications, and basic materials.




4   OCTOBER 31, 2004

EXPEDITION EQUITY FUND

MANAGEMENT'S DISCUSSION AND ANALYSIS



================================================================================
                             EXPEDITION EQUITY FUND
================================================================================
                          AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------------------------------------------------------------
                                        1 Year    3 Year   5 Year    10 Year     Inception to
                                        Return    Return   Return*   Return*        Date*
-----------------------------------------------------------------------------------------------
Institutional Shares                     4.97%    -0.81%    -4.99%    8.16%         7.40%
-----------------------------------------------------------------------------------------------
Investment Shares - Class A              4.64%    -1.06%    -5.21%    7.99%**       7.25%**
-----------------------------------------------------------------------------------------------
Investment Shares - Class A w/load+      0.39%    -2.40%    -5.98%    7.56%**       6.85%**
-----------------------------------------------------------------------------------------------
Investment Shares - Class B              3.98%    -1.80%    -5.93%    7.51%**       6.82%**
-----------------------------------------------------------------------------------------------
Investment Shares - Class B w/load++    -1.02%    -2.79%    -6.08%    7.51%**       6.82%**
-----------------------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE EXPEDITION EQUITY FUND, INSTITUTIONAL SHARES, INVESTMENT SHARES-CLASS A AND INVESTMENT SHARES-CLASS B, VERSUS THE RUSSELL 1000 INDEX, THE S&P 500 COMPOSITE INDEX, THE S&P 400 MID-CAP INDEX, THE LIPPER GROWTH & INCOME FUNDS OBJECTIVE, AND THE LIPPER LARGE-CAP CORE FUNDS CLASSIFICATION.

  [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

                         EXPEDITION     EXPEDITION
         EXPEDITION     EQUITY FUND,   EQUITY FUND,                                         LIPPER          LIPPER
        EQUITY FUND,     INVESTMENT     INVESTMENT                  S&P 500    S&P 400     GROWTH &       LARGE-CAP
        INSTITUTIONAL     SHARES-        SHARES-       RUSSELL     COMPOSITE   MID-CAP   INCOME FUNDS     CORE FUNDS
           SHARES         CLASS A        CLASS B      1000 INDEX     INDEX      INDEX     OBJECTIVE     CLASSIFICATION
10/94     $10,000         $ 9,600        $10,000       $10,000      $10,000    $10,000     $10,000          $10,000
10/95      11,673          11,206         11,673        12,700       12,644     12,121      12,228           12,089
10/96      14,274          13,703         14,274        15,611       15,691     14,224      14,822           14,747
10/97      18,149          17,423         18,149        20,581       20,730     18,868      19,034           18,983
10/98      21,630          20,800         21,666        24,638       25,288     20,132      21,847           20,930
10/99      28,307          27,073         28,067        30,940       31,780     24,374      27,217           24,658
10/00      34,538          32,956         33,904        33,743       33,715     32,089      29,868           27,232
10/01      22,453          21,385         21,831        24,957       25,320     28,094      22,207           22,826
10/02      17,255          16,396         16,600        21,313       21,494     26,751      18,620           19,656
10/03      20,877          19,793         19,881        26,070       25,965     34,971      21,993           23,730
10/04      21,915          20,712         20,672        28,502       28,411     38,832      23,310           26,032

  * FOR PERIODS  PRIOR TO THE  INCEPTION  OF THE  EXPEDITION  EQUITY FUND (THE
    "FUND") ON JUNE 13, 1997, THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE EQUITY MODEL COMMON TRUST FUND INTERNALLY MANAGED BY AN AFFILIATE OF THE FUND'S INVESTMENT ADVISOR, ADJUSTED FOR THE MAXIMUM FEE AND EXPENSES OF THE INSTITUTIONAL SHARES OF THE FUND APPLICABLE AT THE INCEPTION OF THE FUND. THE EQUITY MODEL COMMON TRUST FUND WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 AND THEREFORE, WAS NOT SUBJECT TO CERTAIN RESTRICTIONS WHICH MAY HAVE ADVERSELY AFFECTED PERFORMANCE.

 ** CLASS A SHARES OF THE FUND WERE  OFFERED  BEGINNING  NOVEMBER 24, 1997 AND
    CLASS B SHARES OF THE FUND WERE OFFERED BEGINNING NOVEMBER 16, 1998. THE PERFORMANCE INFORMATION SHOWN PRIOR TO THAT REPRESENTS PERFORMANCE OF INSTITUTIONAL SHARES. THE PRIOR INSTITUTIONAL SHARES PERFORMANCE HAS BEEN ADJUSTED TO REFLECT THE MAXIMUM FRONT-END SALES CHARGES AND THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES APPLICABLE TO CLASS A AND CLASS B SHARES, RESPECTIVELY, BUT DOES NOT REFLECT THE HIGHER RULE 12B-1 FEES FOR EITHER CLASS. HAD THAT ADJUSTMENT BEEN MADE, PERFORMANCE WOULD HAVE BEEN LOWER.

  + REFLECTS 4.00% SALES CHARGE.

 ++ REFLECTS MAXIMUM CDSC OF 5.00%.

NOTE: PERFORMANCE DATA QUOTED  REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

      RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.


                                                            OCTOBER 31, 2004   5

EXPEDITION EQUITY INCOME FUND

MANAGEMENT'S DISCUSSION AND ANALYSIS



For the twelve month period ended October 31, 2004, the Expedition Equity Income Fund (Institutional Shares) generated a total return of 11.22%. This compares to a 9.42% return for the S&P 500 Composite Index and a 11.58% return for the Lipper Large-Cap Value Funds Classification for the comparable time period. The Fund seeks to provide growth of capital, with a secondary objective of income. These objectives are pursued through a diversified portfolio of common stocks issued by mid- and large- capitalization companies.

After a strong first half, the market for blue-chip, income-oriented stocks reached a plateau during the third and fourth quarters. Investors largely ignored strong earnings reports and good fundamentals, and instead focused on uncertainties about the direction of the economy, oil prices, and the presidential election.

Still, the combination of good gains from the first half and strong dividends throughout the year led to strong total returns for the Expedition Equity Income Fund. In addition, the recent reduction in taxes on dividends led more and more companies in the portfolio to increase their payouts to investors.

Looking ahead, we believe that investors will continue to place a high value on the relative stability and income potential of dividend-oriented stocks. Therefore, we plan to maintain our strategy of seeking high-quality companies that produce above-average dividend yields.




6   OCTOBER 31, 2004

EXPEDITION EQUITY INCOME FUND

MANAGEMENT'S DISCUSSION AND ANALYSIS

================================================================================
                          EXPEDITION EQUITY INCOME FUND
================================================================================
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                                1 Year    3 Year   Inception to
                                                Return    Return       Date
--------------------------------------------------------------------------------
Institutional Shares                            11.22%     0.39%      -4.67%
--------------------------------------------------------------------------------
Investment Shares - Class A                     11.00%     0.15%      -4.47%
--------------------------------------------------------------------------------
Investment Shares - Class A w/load+              6.51%    -1.21%      -5.31%
--------------------------------------------------------------------------------
Investment Shares - Class B                     10.01%    -0.64%      -5.27%
--------------------------------------------------------------------------------
Investment Shares - Class B w/load++             5.01%    -1.64%      -5.46%
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE EXPEDITION EQUITY INCOME FUND, INSTITUTIONAL SHARES, INVESTMENT SHARES-CLASS A AND INVESTMENT SHARES-CLASS B, VERSUS THE S&P 500 COMPOSITE INDEX, THE S&P 500/BARRA VALUE INDEX, AND THE LIPPER LARGE-CAP VALUE FUNDS CLASSIFICATION, THE LIPPER EQUITY INCOME CLASSIFICATION, AND THE LIPPER EQUITY INCOME OBJECTIVE

[THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

                         EXPEDITION
         EXPEDITION     EQUITY INCOME
        EQUITY INCOME       FUND,          EXPEDITION                                    LIPPER
            FUND,        INVESTMENT      EQUITY INCOME      S&P 500     S&P 500/       LARGE-CAP         LIPPER           LIPPER
        INSTITUTIONAL      SHARES-      FUND, INVESTMENT   COMPOSITE   BARRA VALUE    VALUE FUNDS     EQUITY INCOME    EQUITY INCOME
           SHARES          CLASS A       SHARES-CLASS B      INDEX        INDEX      CLASSIFICATION   CLASSIFICATION     OBJECTIVE
03/00      $10,000         $9,600           $10,000         $10,000      $10,000        $10,000          $10,000          $10,000
10/00       10,350          9,918            10,302           9,600       10,609         10,698           10,778           10,693
10/01        7,556          7,221             7,453           7,210        8,656          9,539            9,759            9,561
10/02        5,920          5,642             5,786           6,120        7,290          8,160            8,616            8,396
10/03        6,874          6,536             6,646           7,393        9,100          9,862           10,306           10,020
10/04        7,645          7,255             7,242           8,090       10,415         11,004           11,586           11,228

  + REFLECTS 4.00% SALES CHARGE.

 ++ REFLECTS MAXIMUM CDSC OF 5.00%.

NOTE: PERFORMANCE DATA QUOTED  REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

      RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.


                                                            OCTOBER 31, 2004   7

EXPEDITION INVESTMENT GRADE BOND FUND

MANAGEMENT'S DISCUSSION AND ANALYSIS



For the twelve month period ended October 31, 2004, the Expedition Investment Grade Bond Fund (Institutional Shares) generated a total return of 4.33%. This compares to a 4.86% return for the Lipper Intermediate Investment-Grade Debt Objective. The Fund seeks to provide income with relative stability of principal.

Growing economic strength, rising oil prices, and the conflict in Iraq were among the factors that held the bond market back during fiscal 2004. In addition, the Federal Reserve Board reversed its recent course of rate cutting, raising short-term interest rates by a total of three-quarters of a percent.

In light of these factors, the Expedition Investment Grade Bond Fund produced satisfactory returns that were well in line with those of its benchmark.

Throughout  the year,  the Fund  continued  to hold the maturity of its Treasury
holdings  relatively  short,  adding  high-quality   corporate  issues  to  take
advantage of their comparatively high yields.

Looking ahead, we believe that interest rates will continue to edge upward, driven by increasing strength in the U.S. economy. Therefore, we plan to maintain a relatively conservative stance, taking advantage of higher-rate instruments if and when they become available.




8   OCTOBER 31, 2004

EXPEDITION INVESTMENT GRADE BOND FUND

MANAGEMENT'S DISCUSSION AND ANALYSIS



================================================================================
                      EXPEDITION INVESTMENT GRADE BOND FUND
================================================================================
                           AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------------------------------------------------
                                       1 Year    3 Year   5 Year    10 Year   Inception
                                       Return    Return   Return    Return*   to Date*
----------------------------------------------------------------------------------------
Institutional Shares                    4.33%     5.03%    7.24%      6.61%     6.16%
----------------------------------------------------------------------------------------
Investment Shares - Class A             4.07%     4.76%    6.98%      6.42%     6.01%
----------------------------------------------------------------------------------------
Investment Shares - Class A w/load+    -0.13%     3.35%    6.11%      5.98%     5.67%
----------------------------------------------------------------------------------------
Investment Shares - Class B             3.39%     4.01%    6.25%      6.24%     5.88%
----------------------------------------------------------------------------------------
Investment Shares - Class B w/load++   -1.60%     3.08%    6.09%      6.24%     5.88%
----------------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE EXPEDITION INVESTMENT GRADE BOND FUND, INSTITUTIONAL SHARES, INVESTMENT SHARES-CLASS A AND INVESTMENT SHARES-CLASS B, VERSUS THE LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX, AND THE LIPPER INTERMEDIATE INVESTMENT- GRADE DEBT OBJECTIVE.

[THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

           EXPEDITION          EXPEDITION           EXPEDITION
           INVESTMENT          INVESTMENT           INVESTMENT          LEHMAN           LIPPER
        GRADE BOND FUND,    GRADE BOND FUND,     GRADE BOND FUND,    INTERMEDIATE     INTERMEDIATE-
         INSTITUTIONAL     INVESTMENT SHARES-   INVESTMENT SHARES-   GOVERNMENT/       GRADE DEBT
             SHARES             CLASS A              CLASS B         CREDIT INDEX      OBJECTIVE
10/94       $10,000             $ 9,600              $10,000           $10,000          $10,000
10/95        11,094              10,650               11,094            11,252           11,466
10/96        11,587              11,123               11,587            11,907           12,078
10/97        12,329              11,836               12,329            12,799           13,103
10/98        13,369              12,813               13,346            13,963           14,156
10/99        13,361              12,760               13,520            14,102           14,157
10/00        14,228              13,554               14,269            15,010           15,015
10/01        16,362              15,549               16,265            17,150           17,048
10/02        17,488              16,577               17,212            18,164           17,687
10/03        18,168              17,178               17,704            19,146           18,688
10/04        18,955              17,877               18,304            19,975           19,596

  * INSTITUTIONAL SHARES OF THE FUND WERE OFFERED BEGINNING JUNE 13, 1997 AND CLASS B SHARES OF THE FUND WERE OFFERED BEGINNING NOVEMBER 16, 1998. THE PERFORMANCE INFORMATION SHOWN PRIOR TO THAT REPRESENTS PERFORMANCE OF
    CLASS A SHARES, WHICH WERE OFFERED BEGINNING APRIL 20, 1992. FOR INSTITUTIONAL SHARES, THE PRIOR CLASS A SHARES PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE AND RULE 12B-1 FEES ON CLASS A SHARES, NEITHER OF WHICH APPLIES TO INSTITUTIONAL SHARES. FOR CLASS B SHARES, THE PRIOR CLASS A SHARES PERFORMANCE REFLECTS THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES, BUT DOES NOT REFLECT CLASS B SHARES' HIGHER RULE 12B-1 FEES. HAD THAT ADJUSTMENT BEEN MADE, PERFORMANCE WOULD HAVE BEEN LOWER.

  + REFLECTS 4.00% SALES CHARGE.

 ++ REFLECTS MAXIMUM CDSC OF 5.00%.

NOTE: PERFORMANCE DATA QUOTED  REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

      RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.


                                                            OCTOBER 31, 2004   9

EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND

MANAGEMENT'S DISCUSSION AND ANALYSIS



For the twelve month period ended October 31, 2004, the Expedition Tax-Free Investment Grade Bond Fund (Institutional Shares) generated a total return of 4.98%. This compares to a 6.02% return for the Lehman Municipal Bond Index and a 3.99% return for the Lipper Intermediate Municipal Debt Funds Objective.

Tax-exempt bonds put in a relatively weak showing in the first half of the fiscal year, as supply outstripped demand and investors anticipated rate increases by the Federal Reserve Board. In the second half of the year, they regained some strength as uncertainties about the conflict in Iraq and the presidential election led investors to move some assets back to safer havens such as municipal bonds.

During this period, the Expedition Tax-Free Investment Grade Bond Fund extended its maturity level somewhat. Still, our average maturity remains slightly shorter than that of our benchmark, reflecting our concern that rates could go higher in the coming year.

Looking ahead, we believe that the prospect of continued rate increases, rising federal deficits, and a stronger economy could continue to limit municipal bond returns. However, we believe that high-quality, tax-exempt investments will retain their appeal to higher-income investors, and that our conservative approach will continue to produce favorable results.

Regardless of any short-term trends the Fund plans to maintain emphasis on securities that are of high quality, widely traded, and not subject to early redemption.




10   OCTOBER 31, 2004

EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND

MANAGEMENT'S DISCUSSION AND ANALYSIS



================================================================================
                 EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND
================================================================================
                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                                1 Year    3 Year   Inception to
                                                Return    Return       Date
--------------------------------------------------------------------------------
Institutional Shares                             4.98%     5.02%       6.74%
--------------------------------------------------------------------------------
Investment Shares - Class A                      4.62%     4.75%       6.35%
--------------------------------------------------------------------------------
Investment Shares - Class A w/load+              0.47%     3.35%       5.42%
--------------------------------------------------------------------------------
Investment Shares - Class B                      3.84%     3.94%       5.38%
--------------------------------------------------------------------------------
Investment Shares - Class B w/load++            -1.12%     3.01%       5.19%
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND, INSTITUTIONAL SHARES AND INVESTMENT SHARES-CLASS A, VERSUS THE LEHMAN MUNICIPAL BOND INDEX, THE LIPPER GENERAL MUNICIPAL DEBT FUNDS OBJECTIVE, AND THE LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS OBJECTIVE.

[THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

           EXPEDITION TAX-FREE     EXPEDITION TAX-FREE                          LIPPER             LIPPER
             INVESTMENT GRADE       INVESTMENT GRADE          LEHMAN       GENERAL MUNICIPAL    INTERMEDIATE
                BOND FUND,        BOND FUND, INVESTMENT   MUNICIPAL BOND      DEBT FUNDS       MUNICIPAL DEBT
           INSTITUTIONAL SHARES      SHARES-CLASS A           INDEX            OBJECTIVE       FUNDS OBJECTIVE
    3/00         $10,000                 $ 9,600             $10,000            $10,000            $10,000
   10/00          10,462                  10,019              10,510             10,444             10,405
   10/01          11,459                  10,947              11,616             11,443             11,368
   10/02          12,089                  11,521              12,297             11,922             11,923
   10/03          12,642                  12,027              12,926             12,469             12,440
   10/04          13,271                  12,583              13,704             13,121             12,936

   + REFLECTS 4.00% SALES CHARGE.

  ++ REFLECTS MAXIMUM CDSC OF 5.00%.

NOTE: PERFORMANCE DATA QUOTED  REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

      RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.


                                                           OCTOBER 31, 2004   11

EXPEDITION MONEY MARKET FUND

MANAGEMENT'S DISCUSSION AND ANALYSIS



For the twelve month period ended October 31, 2004, the Expedition Money Market Fund (Institutional Shares) generated a total return of 0.80%. This compares to a 0.62% return for the Lipper Money Market Mutual Funds Index.

Yields on money market instruments rose during the year, thanks to a total of three quarter-point rate increases by the Federal Reserve Board. The Fed clearly views rising oil prices and the nation's growing economic strength as potential harbingers of inflation, and appears poised to increase rates again in the months ahead.

For much of the fiscal year, the Expedition Money Market Fund maintained a relatively conservative stance, with assets concentrated in 30 to 60 day commercial paper and corporate notes of six months to one year. The remainder of the Fund was invested in overnight repurchase agreements.

Looking ahead, we believe that all signs are pointing toward a higher-rate environment. Therefore, we plan to continue with our conservative investment approach in order to take advantage of potentially stronger yields in the months to come.




12   OCTOBER 31, 2004

EXPEDITION TAX-FREE MONEY MARKET FUND

MANAGEMENT'S DISCUSSION AND ANALYSIS



For the twelve month period ended October 31, 2004, the Expedition Tax-Free Money Market Fund (Institutional Shares) generated a total return of 0.75%. This compares to a 0.59% return for the Lipper Tax-Exempt Money Market Funds Index. The Fund seeks to provide income, exempt from Federal income taxes, consistent with stability of principal. The Fund pursues this investment objective by investing in high quality money market instruments maturing in 397 days or less.

Yields on short-term municipal instruments increased substantially during the year, in response to three 0.25 percent rate increases by the Federal Reserve Board. As a result, yields on the Expedition Tax-Free Money Market Fund increased, at a rate comparable to those of the benchmark index.

Looking ahead, we plan to retain our relatively short maturity levels in order to take advantage of any potential rate increases of the future. In addition, we will maintain our focus on instruments of the highest quality - including those that are backed by municipal bond insurance.




                                                           OCTOBER 31, 2004   13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Trustees and Shareholders of Expedition Funds:

We have audited the accompanying statements of net assets of Expedition Funds (the "Funds"), comprising the Equity, Equity Income, Investment Grade Bond, Tax-Free Investment Grade Bond, Money Market and Tax-Free Money Market Portfolios as of October 31, 2004, and the related statements of operations, statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Portfolios as of September 30, 2004, the results of their operations, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 8 to the financial statements, effective February 2005, the Funds will be reorganizing each of the Funds into a corresponding fund and share class of the Goldman Sachs Trust.


DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
December 17, 2004


14   OCTOBER 31, 2004

EXPEDITION EQUITY FUND

STATEMENT OF NET ASSETS



SECTOR WEIGHTINGS (UNAUDITED)**:

[THE FOLLOWING TABLE WAS REPRESENTED AS BAR GRAPH IN THE PRINTED MATERIAL.]

Medical Products & Services                  11.4%
Retail                                       11.1%
Computers & Services                          9.0%
Diversified Manufacturing                     7.8%
Petroleum Refining                            7.0%
Insurance                                     6.3%
Broker/Dealers                                6.1%
Banks                                         4.6%
Food, Beverage & Tobacco                      4.6%
Cosmetics/Toiletries                          3.2%
Telephones & Telecommunications               3.1%
Electrical Services                           2.7%
Aerospace & Defense                           2.4%
Communications Equipment                      2.3%
Machinery                                     2.1%
Pharmaceuticals                               2.0%
Semi-Conductors/Instruments                   2.0%
Software & Programming                        2.0%
Broadcasting, Newspapers & Advertising        1.9%
Miscellaneous Business Services               1.9%
Diversified Financial Services                1.8%
Metals-Aluminum                               1.6%
Metals                                        1.1%
Related Party Money Market Fund               1.1%
Entertainment                                 0.9%

** PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

                                                                         VALUE
DESCRIPTION                                             SHARES           (000)
-------------------------------------------------------------------------------

COMMON STOCK - 99.3%
  AEROSPACE & DEFENSE - 2.4%
  United Technologies                                   35,000         $  3,249
-------------------------------------------------------------------------------
  TOTAL AEROSPACE & DEFENSE                                               3,249
-------------------------------------------------------------------------------
  BANKS - 4.7%
  Bank of America                                       70,000            3,135
  Wells Fargo                                           51,500            3,076
-------------------------------------------------------------------------------
  TOTAL BANKS                                                             6,211
-------------------------------------------------------------------------------
  BROADCASTING, NEWSPAPERS & ADVERTISING - 1.9%
  Omnicom Group                                         20,000            1,578
  UTStarcom*                                            55,000              942
-------------------------------------------------------------------------------
  TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING                            2,520
-------------------------------------------------------------------------------
  BROKER/DEALERS - 6.1%
  Citigroup                                             70,000            3,106
  Goldman Sachs Group                                   20,000            1,968
  JP Morgan Chase                                       80,000            3,088
-------------------------------------------------------------------------------
  TOTAL BROKER/DEALERS                                                    8,162
-------------------------------------------------------------------------------
  COMMUNICATIONS EQUIPMENT - 2.3%
  L-3 Communications Holdings                           46,030            3,035
-------------------------------------------------------------------------------
  TOTAL COMMUNICATIONS EQUIPMENT                                          3,035
-------------------------------------------------------------------------------


                                                           OCTOBER 31, 2004   15

EXPEDITION EQUITY FUND

STATEMENT OF NET ASSETS


                                                                         VALUE
DESCRIPTION                                             SHARES            (000)
-------------------------------------------------------------------------------
  COMPUTERS & SERVICES - 9.1%
  Affiliated Computer Services, Cl A*                   49,000         $  2,673
  Cisco Systems*                                        90,000            1,729
  Dell*                                                 60,000            2,104
  EMC*                                                  88,000            1,132
  Intel                                                107,500            2,393
  International Business Machines                       23,000            2,064
-------------------------------------------------------------------------------
  TOTAL COMPUTERS & SERVICES                                             12,095
-------------------------------------------------------------------------------
  COSMETICS/TOILETRIES - 3.2%
  Gillette                                              40,000            1,659
  Procter & Gamble                                      50,000            2,559
-------------------------------------------------------------------------------
  TOTAL COSMETICS/TOILETRIES                                              4,218
-------------------------------------------------------------------------------
  DIVERSIFIED FINANCIAL SERVICES - 1.8%
  American Express                                      45,000            2,388
-------------------------------------------------------------------------------
  TOTAL DIVERSIFIED FINANCIAL SERVICES                                    2,388
-------------------------------------------------------------------------------
  DIVERSIFIED MANUFACTURING - 7.8%
  3M                                                    20,000            1,551
  Fortune Brands                                        40,000            2,913
  General Electric                                     125,000            4,265
  Johnson Controls                                      30,000            1,721
-------------------------------------------------------------------------------
  TOTAL DIVERSIFIED MANUFACTURING                                        10,450
-------------------------------------------------------------------------------
  ELECTRICAL SERVICES - 2.7%
  Exelon                                                90,000            3,566
-------------------------------------------------------------------------------
  TOTAL ELECTRICAL SERVICES                                               3,566
-------------------------------------------------------------------------------
  ENTERTAINMENT - 0.9%
  Harrah's Entertainment                                20,000            1,170
-------------------------------------------------------------------------------
  TOTAL ENTERTAINMENT                                                     1,170
-------------------------------------------------------------------------------
  FOOD, BEVERAGE & TOBACCO - 4.7%
  Constellation Brands, Cl A*                           77,000            3,020
  PepsiCo                                               48,000            2,380
  Sysco                                                 25,000              807
-------------------------------------------------------------------------------
  TOTAL FOOD, BEVERAGE & TOBACCO                                          6,207
-------------------------------------------------------------------------------
  INSURANCE - 6.3%
  Allstate                                              60,000            2,886
  American International Group                          46,000            2,793
  Lincoln National                                      63,000            2,759
-------------------------------------------------------------------------------
  TOTAL INSURANCE                                                         8,438
-------------------------------------------------------------------------------
  MACHINERY - 2.1%
  Caterpillar                                           35,000            2,819
-------------------------------------------------------------------------------
  TOTAL MACHINERY                                                         2,819
-------------------------------------------------------------------------------


16   OCTOBER 31, 2004

EXPEDITION EQUITY FUND

STATEMENT OF NET ASSETS


                                                                         VALUE
DESCRIPTION                                            SHARES            (000)
-------------------------------------------------------------------------------
  MEDICAL PRODUCTS & SERVICES - 11.5%
  Amgen*                                                45,000         $  2,556
  CR Bard                                               43,000            2,442
  Johnson & Johnson                                     41,000            2,394
  Mylan Laboratories                                   100,000            1,722
  Quest Diagnostics                                     22,800            1,996
  St. Jude Medical*                                     18,000            1,378
  UnitedHealth Group                                    38,000            2,751
-------------------------------------------------------------------------------
  TOTAL MEDICAL PRODUCTS & SERVICES                                      15,239
-------------------------------------------------------------------------------
  METALS - 1.1%
  Ball                                                  37,000            1,474
-------------------------------------------------------------------------------
  TOTAL METALS                                                            1,474
-------------------------------------------------------------------------------
  METALS-ALUMINUM - 1.6%
  Alcoa                                                 65,000            2,113
-------------------------------------------------------------------------------
  TOTAL METALS-ALUMINUM                                                   2,113
-------------------------------------------------------------------------------
  MISCELLANEOUS BUSINESS SERVICES - 1.9%
  First Data                                            60,000            2,477
-------------------------------------------------------------------------------
  TOTAL MISCELLANEOUS BUSINESS SERVICES                                   2,477
-------------------------------------------------------------------------------
  PETROLEUM REFINING - 7.0%
  Apache                                                39,000            1,977
  ChevronTexaco                                         66,500            3,529
  ConocoPhillips                                        23,500            1,981
  Schlumberger                                          30,000            1,888
-------------------------------------------------------------------------------
  TOTAL PETROLEUM REFINING                                                9,375
-------------------------------------------------------------------------------
  PHARMACEUTICALS - 2.0%
  Pfizer                                                91,000            2,634
-------------------------------------------------------------------------------
  TOTAL PHARMACEUTICALS                                                   2,634
-------------------------------------------------------------------------------
  RETAIL - 11.1%
  Best Buy                                              25,000            1,480
  CVS                                                   65,000            2,825
  Home Depot                                            50,000            2,054
  Staples                                               90,000            2,677
  Target                                                60,000            3,001
  Wal-Mart Stores                                       51,000            2,750
-------------------------------------------------------------------------------
  TOTAL RETAIL                                                           14,787
-------------------------------------------------------------------------------
  SEMI-CONDUCTORS/INSTRUMENTS - 2.0%
  Flextronics*                                         100,000            1,205
  Texas Instruments                                     61,000            1,491
-------------------------------------------------------------------------------
  TOTAL SEMI-CONDUCTORS/INSTRUMENTS                                       2,696
-------------------------------------------------------------------------------


                                                           OCTOBER 31, 2004   17

EXPEDITION EQUITY FUND

STATEMENT OF NET ASSETS


                                                                         VALUE
DESCRIPTION                                            SHARES            (000)
-------------------------------------------------------------------------------
  SOFTWARE & PROGRAMMING - 2.0%
  Microsoft                                             95,000         $  2,659
-------------------------------------------------------------------------------
  TOTAL SOFTWARE & PROGRAMMING                                            2,659
-------------------------------------------------------------------------------
  TELEPHONES & TELECOMMUNICATIONS - 3.1%
  Alltel                                                37,000            2,032
  SBC Communications                                    84,600            2,137
-------------------------------------------------------------------------------
  TOTAL TELEPHONES & TELECOMMUNICATIONS                                   4,169
-------------------------------------------------------------------------------
  TOTAL COMMON STOCK
   (COST $121,326)                                                      132,151
-------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND - 1.1%
  Expedition Money Market Fund+                      1,408,767            1,409
-------------------------------------------------------------------------------
  TOTAL RELATED PARTY MONEY MARKET FUND
   (COST $1,409)                                                          1,409
-------------------------------------------------------------------------------
  TOTAL INVESTMENTS - 100.4%
   (COST $122,735)                                                      133,560
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - (0.4%)
Investment Advisory Fees Payable                                            (81)
Administrator Fees Payable                                                  (24)
Distribution Fees Payable                                                   (14)
Trustees' Fees Payable                                                       (3)
Custodian Fees Payable                                                       (2)
Other Assets and Liabilities, Net                                          (431)
-------------------------------------------------------------------------------
  TOTAL OTHER ASSETS & LIABILITIES                                         (555)
-------------------------------------------------------------------------------
  NET ASSETS - 100.0%                                                  $133,005
-------------------------------------------------------------------------------

NET ASSETS:
Portfolio Capital of Institutional Shares
  (unlimited authorization -- no par
  value) based on 14,460,059 outstanding shares of
  beneficial interest                                                   167,248
Portfolio Capital of Investment Shares - Class A
  (unlimited authorization -- no par value)
  based on 941,104 outstanding shares of
  beneficial interest                                                    12,641
Portfolio Capital of Investment Shares - Class B
  (unlimited authorization -- no par value)
  based on 1,870,182 outstanding shares of
  beneficial interest                                                    25,210
Undistributed net investment income                                          19
Accumulated net realized loss on investments                            (82,938)
Net unrealized appreciation on investments                               10,825
-------------------------------------------------------------------------------
  NET ASSETS                                                           $133,005
-------------------------------------------------------------------------------


18   OCTOBER 31, 2004

EXPEDITION EQUITY FUND

STATEMENT OF NET ASSETS



DESCRIPTION                                                              VALUE
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
  INSTITUTIONAL SHARES
  ($112,113,633 / 14,460,059 SHARES)                                      $7.75
-------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE --
  INVESTMENT SHARES - CLASS A
  ($7,219,726 / 941,104 SHARES)                                           $7.67
-------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE --
  INVESTMENT SHARES - CLASS A (1)                                         $7.99
-------------------------------------------------------------------------------
NET ASSET VALUE AND OFFERING PRICE PER SHARE --
  INVESTMENT SHARES - CLASS B (2)
  (13,671,432 / 1,870,182 SHARES)                                         $7.31
-------------------------------------------------------------------------------

* Non-income producing security.

+ See Note 4 in Notes to Financial Statements.

(1) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.00%.

(2) Class B Shares have a contingent deferred sales charge. For a description of a possible redemption charge, see a prospectus for the Funds.

 Cl -- Class

The accompanying notes are an integral part of the financial statements.


                                                           OCTOBER 31, 2004   19

EXPEDITION EQUITY INCOME FUND

STATEMENT OF NET ASSETS


SECTOR WEIGHTINGS (UNAUDITED)**:

[THE FOLLOWING TABLE WAS REPRESENTED AS BAR GRAPH IN THE PRINTED MATERIAL.]

Banks                                     15.2%
Petroleum Refining                        10.3%
Retail                                     9.3%
Diversified Manufacturing                  8.2%
Diversified Financial Services             7.1%
Telephones & Telecommunications            7.1%
Electrical Services                        6.1%
Broker/Dealers                             4.3%
Aerospace & Defense                        4.1%
Insurance                                  3.9%
Chemicals                                  3.4%
Entertainment                              3.1%
Computers & Services                       3.0%
Pharmaceuticals                            2.3%
Food, Beverage & Tobacco                   1.8%
Gas/Natural Gas                            1.7%
Metals                                     1.7%
Software & Programming                     1.6%
Medical Products & Services                1.4%
Miscellaneous Business Services            1.3%
Related Party Money Market Fund            1.1%
Air Transportation                         1.0%
Real Estate Investment Trusts              1.0%

** PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

                                                                         VALUE
DESCRIPTION                                             SHARES           (000)
-------------------------------------------------------------------------------
COMMON STOCK - 98.4%
  AEROSPACE & DEFENSE - 4.1%
  General Dynamics                                       2,000          $   204
  United Technologies                                    2,000              186
-------------------------------------------------------------------------------
  TOTAL AEROSPACE & DEFENSE                                                 390
-------------------------------------------------------------------------------
  AIR TRANSPORTATION - 1.0%
  FedEx                                                  1,000               91
-------------------------------------------------------------------------------
  TOTAL AIR TRANSPORTATION                                                   91
-------------------------------------------------------------------------------
  BANKS - 15.2%
  Bank of America                                        4,000              179
  Bank of New York                                       7,500              243
  BB&T                                                   5,000              206
  Keycorp                                                6,500              218
  Regions Financial                                      3,500              123
  Wachovia                                               5,000              246
  Wells Fargo                                            3,750              224
-------------------------------------------------------------------------------
  TOTAL BANKS                                                             1,439
-------------------------------------------------------------------------------
  BROKER/DEALERS - 4.2%
  Goldman Sachs Group                                    1,000               98
  Merrill Lynch                                          3,250              175
  Morgan Stanley                                         2,500              128
-------------------------------------------------------------------------------
  TOTAL BROKER/DEALERS                                                      401
-------------------------------------------------------------------------------
  CHEMICALS - 3.4%
  EI Du Pont de Nemours                                  3,500              150
  PPG Industries                                         2,700              172
-------------------------------------------------------------------------------
  TOTAL CHEMICALS                                                           322
-------------------------------------------------------------------------------
  COMPUTERS & SERVICES - 3.0%
  Hewlett-Packard                                        7,000              131
  International Business Machines                        1,700              152
-------------------------------------------------------------------------------
  TOTAL COMPUTERS & SERVICES                                                283
-------------------------------------------------------------------------------


20   OCTOBER 31, 2004

EXPEDITION EQUITY INCOME FUND

STATEMENT OF NET ASSETS


                                                                         VALUE
DESCRIPTION                                             SHARES           (000)
-------------------------------------------------------------------------------
  DIVERSIFIED FINANCIAL SERVICES - 7.1%
  Alliance Capital Management Holding                    5,250          $   200
  Citigroup                                              6,250              277
  JP Morgan Chase                                        5,000              193
-------------------------------------------------------------------------------
  TOTAL DIVERSIFIED FINANCIAL SERVICES                                      670
-------------------------------------------------------------------------------
  DIVERSIFIED MANUFACTURING - 8.1%
  Fortune Brands                                         4,000              291
  General Electric                                       9,750              333
  Johnson Controls                                       2,600              149
-------------------------------------------------------------------------------
  TOTAL DIVERSIFIED MANUFACTURING                                           773
-------------------------------------------------------------------------------
  ELECTRICAL SERVICES - 6.0%
  Centerpoint Energy                                    13,000              137
  Exelon                                                 7,000              277
  Southern                                               5,000              158
-------------------------------------------------------------------------------
  TOTAL ELECTRICAL SERVICES                                                 572
-------------------------------------------------------------------------------
  ENTERTAINMENT - 3.1%
  Harrah's Entertainment                                 5,000              293
-------------------------------------------------------------------------------
  TOTAL ENTERTAINMENT                                                       293
-------------------------------------------------------------------------------
  FOOD, BEVERAGE & TOBACCO - 1.8%
  Adolph Coors, Cl B                                     2,500              167
-------------------------------------------------------------------------------
  TOTAL FOOD, BEVERAGE & TOBACCO                                            167
-------------------------------------------------------------------------------
  GAS/NATURAL GAS - 1.7%
  Kinder Morgan Energy Partners                          3,500              162
-------------------------------------------------------------------------------
  TOTAL GAS/NATURAL GAS                                                     162
-------------------------------------------------------------------------------
  INSURANCE - 3.9%
  ACE Ltd.                                               3,250              124
  American International Group                           4,000              243
-------------------------------------------------------------------------------
  TOTAL INSURANCE                                                           367
-------------------------------------------------------------------------------
  MEDICAL PRODUCTS & SERVICES - 1.4%
  Quest Diagnostics                                      1,500              131
-------------------------------------------------------------------------------
  TOTAL MEDICAL PRODUCTS & SERVICES                                         131
-------------------------------------------------------------------------------
  METALS - 1.7%
  Alcan                                                  3,500              162
-------------------------------------------------------------------------------
  TOTAL METALS                                                              162
-------------------------------------------------------------------------------
  MISCELLANEOUS BUSINESS SERVICES - 1.3%
  First Data                                             3,000              124
-------------------------------------------------------------------------------
  TOTAL MISCELLANEOUS BUSINESS SERVICES                                     124
-------------------------------------------------------------------------------


                                                           OCTOBER 31, 2004   21

EXPEDITION EQUITY INCOME FUND

STATEMENT OF NET ASSETS


                                                                         VALUE
DESCRIPTION                                             SHARES           (000)
-------------------------------------------------------------------------------
  PETROLEUM REFINING - 10.3%
  Anadarko Petroleum                                     3,400          $   229
  ChevronTexaco                                          4,500              239
  Exxon Mobil                                            7,500              369
  Royal Dutch Petroleum                                  2,500              136
-------------------------------------------------------------------------------
  TOTAL PETROLEUM REFINING                                                  973
-------------------------------------------------------------------------------
  PHARMACEUTICALS - 2.2%
  Abbott Laboratories                                    5,000              213
-------------------------------------------------------------------------------
  TOTAL PHARMACEUTICALS                                                     213
-------------------------------------------------------------------------------
  REAL ESTATE INVESTMENT TRUSTS - 1.0%
  Crescent Real Estate Equity                            6,000               96
-------------------------------------------------------------------------------
  TOTAL REAL ESTATE INVESTMENT TRUSTS                                        96
-------------------------------------------------------------------------------
  RETAIL - 9.2%
  CVS                                                    5,500              239
  Pier 1 Imports                                         5,400               97
  Wal-Mart Stores                                        4,000              216
  Yum! Brands                                            7,500              326
-------------------------------------------------------------------------------
  TOTAL RETAIL                                                              878
-------------------------------------------------------------------------------
  SOFTWARE & PROGRAMMING - 1.6%
  Microsoft                                              5,500              154
-------------------------------------------------------------------------------
  TOTAL SOFTWARE & PROGRAMMING                                              154
-------------------------------------------------------------------------------
  TELEPHONES & TELECOMMUNICATIONS - 7.1%
  Alltel                                                 3,000              165
  BellSouth                                              5,500              147
  Nokia ADR                                              7,000              108
  SBC Communications                                     3,800               96
  Verizon Communications                                 4,000              156
-------------------------------------------------------------------------------
  TOTAL TELEPHONES & TELECOMMUNICATIONS                                     672
-------------------------------------------------------------------------------
  TOTAL COMMON STOCK
   (COST $7,995)                                                          9,333
-------------------------------------------------------------------------------

RELATED PARTY MONEY MARKET FUND - 1.1%
  Expedition Money Market Fund+                        107,434              107
-------------------------------------------------------------------------------
  TOTAL RELATED PARTY MONEY MARKET FUND
   (COST $107)                                                              107
-------------------------------------------------------------------------------
  TOTAL INVESTMENTS - 99.5%
   (COST $8,102)                                                          9,440
-------------------------------------------------------------------------------


22   OCTOBER 31, 2004

EXPEDITION EQUITY INCOME FUND

STATEMENT OF NET ASSETS


                                                                         VALUE
DESCRIPTION                                                              (000)
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - 0.5%
Investment Advisory Fees Receivable                                     $     8
Administrator Fees Payable                                                   (6)
Distribution Fees Payable                                                    (1)
Other Assets and Liabilities, Net                                            49
-------------------------------------------------------------------------------
  TOTAL OTHER ASSETS & LIABILITIES                                           50
-------------------------------------------------------------------------------
  NET ASSETS - 100.0%                                                   $ 9,490
-------------------------------------------------------------------------------

NET ASSETS:
Portfolio Capital of Institutional Shares
  (unlimited authorization -- no par value)
  based on 1,169,393 outstanding shares of
  beneficial interest                                                    14,540
Portfolio Capital of Investment Shares -- Class A
  (unlimited authorization -- no par value)
  based on 41,446 outstanding shares of
  beneficial interest                                                       506
Portfolio Capital of Investment Shares -- Class B
  (unlimited authorization -- no par value)
  based on 84,810 outstanding shares of
  beneficial interest                                                       999
Undistributed net investment income                                           6
Accumulated net realized loss on investments                             (7,899)
Net unrealized appreciation on investments                                1,338
-------------------------------------------------------------------------------
    NET ASSETS                                                          $ 9,490
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
  INSTITUTIONAL SHARES
  ($8,572,998 / 1,169,393 SHARES)                                         $7.33
-------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE --
  INVESTMENT SHARES - CLASS A
  ($303,313 / 41,446 SHARES)                                              $7.32
-------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE --
  INVESTMENT SHARES -- CLASS A (1)                                        $7.63
-------------------------------------------------------------------------------
NET ASSET VALUE AND OFFERING PRICE PER SHARE --
  INVESTMENT SHARES -- CLASS B (2)
  ($613,199 / 84,810 SHARES)                                              $7.23
-------------------------------------------------------------------------------
+ See Note 4 in Notes to Financial Statements.
(1) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.00%.
(2) Class B Shares have a contingent deferred sales charge. For a description of a possible redemption charge, see a prospectus for the Funds.
ADR -- American Depository Receipt
Cl -- Class
Ltd. -- Limited

The accompanying notes are an integral part of the financial statements.


                                                           OCTOBER 31, 2004   23

EXPEDITION INVESTMENT GRADE BOND FUND

STATEMENT OF NET ASSETS


SECTOR WEIGHTINGS (UNAUDITED)*:

[THE FOLLOWING TABLE WAS REPRESENTED AS BAR GRAPH IN THE PRINTED MATERIAL.]

Corporate Obligations                                     37.9%
U.S. Government Agency Obligations                        26.9%
U.S. Treasury Obligations                                 24.8%
U.S. Government Mortgage-Backed Obligations                6.6%
Asset-Backed Securities                                    3.2%
Related Party Money Market Fund                            0.6%

* PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

                                                       FACE              VALUE
DESCRIPTION                                         AMT. (000)           (000)
-------------------------------------------------------------------------------
CORPORATE OBLIGATIONS - 37.5%
  BANKS - 3.0%
  Bank of America
      5.875%, 02/15/09                                  $1,000         $  1,086
  Bank One
      6.000%, 08/01/08                                   2,000            2,170
-------------------------------------------------------------------------------
  TOTAL BANKS                                                             3,256
-------------------------------------------------------------------------------
  BROKER/DEALERS - 5.2%
  Goldman Sachs Group
      6.600%, 01/15/12                                   2,000            2,250
  Merrill Lynch
      6.375%, 10/15/08                                   1,000            1,095
  Morgan Stanley
      6.750%, 04/15/11                                   2,000            2,273
-------------------------------------------------------------------------------
  TOTAL BROKER/DEALERS                                                    5,618
-------------------------------------------------------------------------------
  CHEMICALS - 2.1%
  EI Du Pont de Nemours
      6.875%, 10/15/09                                   2,000            2,280
-------------------------------------------------------------------------------
  TOTAL CHEMICALS                                                         2,280
-------------------------------------------------------------------------------
  COMPUTERS & SERVICES - 1.9%
  International Business Machines
      4.750%, 11/29/12                                   2,000            2,046
-------------------------------------------------------------------------------
  TOTAL COMPUTERS & SERVICES                                              2,046
-------------------------------------------------------------------------------
  COSMETICS/TOILETRIES - 1.9%
  Procter & Gamble
      4.950%, 08/15/14                                   2,000            2,068
-------------------------------------------------------------------------------
  TOTAL COSMETICS/TOILETRIES                                              2,068
-------------------------------------------------------------------------------
  DIVERSIFIED FINANCIAL SERVICES - 10.2%
  American Express
      4.875%, 07/15/13                                   2,000            2,045
  General Electric Capital MTN, Ser A
      7.375%, 01/19/10                                   3,000            3,487
  General Motors Acceptance
      6.150%, 04/05/07                                   2,000            2,103
  Household Finance
      6.375%, 10/15/11                                   1,000            1,117
  Wells Fargo Financial
      5.875%, 08/15/08                                   2,000            2,188
-------------------------------------------------------------------------------
  TOTAL DIVERSIFIED FINANCIAL SERVICES                                   10,940
-------------------------------------------------------------------------------


24   OCTOBER 31, 2004

EXPEDITION INVESTMENT GRADE BOND FUND

STATEMENT OF NET ASSETS

                                                       FACE              VALUE
DESCRIPTION                                         AMT. (000)           (000)
-------------------------------------------------------------------------------
  ELECTRICAL SERVICES - 2.0%
  Alabama Power, Ser G
      5.375%, 10/01/08                                  $2,000         $  2,128
-------------------------------------------------------------------------------
  TOTAL ELECTRICAL SERVICES                                               2,128
-------------------------------------------------------------------------------
  PHARMACEUTICALS - 1.9%
  Abbott Laboratories
      3.500%, 02/17/09                                   2,000            1,994
-------------------------------------------------------------------------------
  TOTAL PHARMACEUTICALS                                                   1,994
-------------------------------------------------------------------------------
  RETAIL - 8.3%
  Lowe's
      8.250%, 06/01/10                                   2,000            2,430
  Target
      5.875%, 11/01/08                                   2,000            2,175
      4.000%, 06/15/13                                   1,000              969
  Wal-Mart Stores
      6.875%, 08/10/09                                   3,000            3,420
-------------------------------------------------------------------------------
  TOTAL RETAIL                                                            8,994
-------------------------------------------------------------------------------
  TELEPHONES & TELECOMMUNICATIONS - 1.0%
  SBC Communications
      5.875%, 02/01/12                                   1,000            1,081
-------------------------------------------------------------------------------
  TOTAL TELEPHONES & TELECOMMUNICATIONS                                   1,081
-------------------------------------------------------------------------------
  TOTAL CORPORATE OBLIGATIONS
      (COST $36,746)                                                     40,405
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 26.6%
  FHLB
      5.250%, 06/18/14                                   2,000            2,135
      3.125%, 08/15/07                                   3,000            3,004
  FHLB, Ser 100
      5.800%, 09/02/08                                   2,000            2,173
  FHLB, Ser 363
      4.500%, 11/15/12                                   3,000            3,062
  FHLMC
      7.000%, 03/15/10                                   3,000            3,471
      6.625%, 09/15/09                                   3,000            3,401
      4.875%, 11/15/13                                   2,000            2,072
  FNMA
      7.250%, 01/15/10                                   2,500            2,916
      5.500%, 03/15/11                                   3,000            3,258
      5.250%, 01/15/09                                   3,000            3,210
-------------------------------------------------------------------------------
  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (COST $26,457)                                                     28,702
-------------------------------------------------------------------------------


                                                           OCTOBER 31, 2004   25

EXPEDITION INVESTMENT GRADE BOND FUND

STATEMENT OF NET ASSETS


                                                         FACE            VALUE
DESCRIPTION                                           AMT. (000)         (000)
-------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 24.5%
  U.S. Treasury Notes
      7.000%, 07/15/06                                  $1,000         $  1,076
      6.500%, 10/15/06                                   2,000            2,151
      6.500%, 02/15/10                                   1,000            1,151
      6.125%, 08/15/07                                   3,000            3,269
      6.000%, 08/15/09                                   3,000            3,363
      5.625%, 05/15/08                                   2,000            2,178
      5.500%, 05/15/09                                   3,000            3,296
      5.000%, 02/15/11                                     500              540
      4.875%, 02/15/12                                   2,000            2,144
      4.750%, 05/15/14                                   2,000            2,115
      4.250%, 08/15/13                                   3,000            3,067
      3.875%, 05/15/09                                   2,000            2,057
-------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
      (COST $24,182)                                                     26,407
-------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS - 6.6%
  FHLMC, Gold Pool #E00532
      6.500%, 02/01/13                                     132              140
  FHLMC, Gold Pool #E00543
      6.000%, 04/01/13                                     302              318
  FHLMC, Gold Pool #E00584
      6.000%, 11/01/13                                     444              467
  FHLMC, Gold Pool #E00832
      7.500%, 04/01/15                                     167              178
  FHLMC, Gold Pool #E00856
      7.500%, 06/01/15                                     170              180
  FNMA, Pool # 614934
      6.000%, 12/01/16                                   1,359            1,427
  FNMA, Pool #535966
      7.000%, 05/01/16                                     445              473
  GNMA, Pool #552999
      5.000%, 01/15/18                                   3,787            3,898
-------------------------------------------------------------------------------
  TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
      (COST $6,937)                                                       7,081
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 3.2%
  MBNA Master Credit Card Trust, Ser 1999-J, Cl A
      7.000%, 02/15/12                                   3,000            3,428
-------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
      (COST $3,134)                                                       3,428
-------------------------------------------------------------------------------



26   OCTOBER 31, 2004

EXPEDITION INVESTMENT GRADE BOND FUND

STATEMENT OF NET ASSETS


                                                                         VALUE
DESCRIPTION                                            SHARES            (000)
-------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND - 0.6%
  Expedition Money Market Fund+                        611,601         $    612
-------------------------------------------------------------------------------
  TOTAL RELATED PARTY MONEY MARKET FUND
      (COST $612)                                                           612
-------------------------------------------------------------------------------
  TOTAL INVESTMENTS - 99.0%
      (COST $98,068)                                                    106,635
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - 1.0%
Investment Advisory Fees Payable                                            (32)
Administrator Fees Payable                                                  (18)
Custodian Fees Payable                                                       (2)
Distribution Fees Payable                                                    (2)
Trustees' Fees Payable                                                       (2)
Other Assets and Liabilities, Net                                         1,115
-------------------------------------------------------------------------------
  TOTAL OTHER ASSETS & LIABILITIES                                        1,059
-------------------------------------------------------------------------------
  NET ASSETS - 100.0%                                                  $107,694
-------------------------------------------------------------------------------

NET ASSETS:
Portfolio Capital of Institutional Shares
  (unlimited authorization -- no par value)
  based on 9,455,896 outstanding shares of
  beneficial interest                                                    89,594
Portfolio Capital of Investment Shares -- Class A
  (unlimited authorization -- no par value)
  based on 461,910 outstanding shares of
  beneficial interest                                                     8,818
Portfolio Capital of Investment Shares -- Class B
  (unlimited authorization -- no par value)
  based on 161,942 outstanding shares of
  beneficial interest                                                     1,665
Accumulated net realized loss on investments                               (950)
Net unrealized appreciation on investments                                8,567
-------------------------------------------------------------------------------
  NET ASSETS                                                           $107,694
-------------------------------------------------------------------------------




                                                           OCTOBER 31, 2004   27

EXPEDITION INVESTMENT GRADE BOND FUND

STATEMENT OF NET ASSETS


DESCRIPTION                                                              VALUE
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
  INSTITUTIONAL SHARES
  ($101,031,236 / 9,455,896 SHARES)                                      $10.68
-------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE --
  INVESTMENT SHARES -- CLASS A
  ($4,930,443 / 461,910 SHARES)                                          $10.67
-------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE --
  INVESTMENT SHARES -- CLASS A (1)                                       $11.11
-------------------------------------------------------------------------------
NET ASSET VALUE AND OFFERING PRICE PER SHARE --
  INVESTMENT SHARES -- CLASS B (2)
  ($1,732,124 / 161,942 SHARES)                                          $10.70
-------------------------------------------------------------------------------

+ See Note 4 in Notes to Financial Statements.

(1) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.00%.

(2) Class B Shares have a contingent deferred sales charge. For a description of a possible redemption charge, see a prospectus for the Funds.
Cl -- Class
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
MTN -- Medium Term Note
Ser -- Series



The accompanying notes are an integral part of the financail statements.


28   OCTOBER 31, 2004

EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND

STATEMENT OF NET ASSETS


SECTOR WEIGHTINGS (UNAUDITED)*:

[THE FOLLOWING TABLE WAS REPRESENTED AS BAR GRAPH IN THE PRINTED MATERIAL.]

General Obligation                           38.1%
School District                              14.4%
Transportation                               10.5%
Higher Education                              9.1%
Utilities                                     7.7%
Water                                         4.3%
General Revenue                               3.6%
Power                                         3.4%
Related Party Money Market Fund               2.5%
Education                                     1.9%
Facilities                                    1.9%
Public Improvement                            1.8%
Pollution                                     0.8%

* PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

                                                         FACE              VALUE
DESCRIPTION                                           AMT. (000)           (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS - 96.6%
  ALABAMA - 10.9%
  Alabama State, Municipal Electric Authority,
    Power Supply RB, Ser A, MBIA
    5.000%, 09/01/33                                    $1,000          $ 1,027
  Alabama State, Public School & College Authority,
    Capital Improvements RB, Ser D
    5.750%, 08/01/19                                     1,150            1,298
  Birmingham, Capital Improvement Warrants GO, Ser A
    5.550%, 08/01/21                                     1,000            1,109
  Montgomery, Warrants GO, Ser A
    5.100%, 10/01/09                                     1,000            1,079
  Tuscaloosa, Warrants
    5.650%, 01/01/17                                     1,000            1,121
  University of Alabama RB, Ser A, MBIA
    5.000%, 07/01/12                                     1,000            1,113
-------------------------------------------------------------------------------
  TOTAL ALABAMA                                                           6,747
-------------------------------------------------------------------------------
  ALASKA - 1.7%
  Anchorage Alaska, RB, MBIA
    5.125%, 05/01/29                                     1,000            1,042
-------------------------------------------------------------------------------
  TOTAL ALASKA                                                            1,042
-------------------------------------------------------------------------------
  CALIFORNIA - 13.4%
  California State GO, FGIC
    5.250%, 09/01/30                                     1,280            1,340
  Los Angeles School District GO, Ser 1997-E, MBIA
    5.125%, 01/01/27                                     1,000            1,049
  Menlo Park, GO
    5.250%, 08/01/27                                     1,000            1,059
  San Diego School District GO, Ser 1998-D, FGIC
    5.250%, 07/01/24                                     1,000            1,133
  San Gabriel School District GO, Ser A, FSA
    5.375%, 08/01/21                                       500              551
  Southern California, Metropolitan Water
    District RB, Ser A
    5.100%, 07/01/25                                     1,000            1,054
  University of California, Multiple Purpose
    Projects RB, Ser M, FGIC
    5.125%, 09/01/22                                     1,000            1,059
    5.125%, 09/01/23                                     1,000            1,054
-------------------------------------------------------------------------------
  TOTAL CALIFORNIA                                                        8,299
-------------------------------------------------------------------------------


                                                           OCTOBER 31, 2004   29

EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND

STATEMENT OF NET ASSETS


                                                        FACE             VALUE
DESCRIPTION                                          AMT. (000)          (000)
-------------------------------------------------------------------------------
  COLORADO - 3.5%
  Denver, City and County GO, Ser B
    5.625%, 08/01/07                                    $1,000          $ 1,090
  La Plata County School District GO, MBIA
    5.250%, 11/01/25                                     1,000            1,069
-------------------------------------------------------------------------------
  TOTAL COLORADO                                                          2,159
-------------------------------------------------------------------------------
  CONNECTICUT - 1.8%
  Connecticut State ST, Ser B, FGIC
    5.000%, 01/01/16                                     1,000            1,104
-------------------------------------------------------------------------------
  TOTAL CONNECTICUT                                                       1,104
-------------------------------------------------------------------------------
  FLORIDA - 3.5%
  Florida State, Department of Transportation GO,
    Right of Way Project, Ser B
    5.500%, 07/01/11                                     1,000            1,087
  Palm Beach County GO, Ser A
    5.450%, 08/01/13                                     1,000            1,105
-------------------------------------------------------------------------------
  TOTAL FLORIDA                                                           2,192
-------------------------------------------------------------------------------
  GEORGIA - 1.9%
  Georgia State GO, Ser B
    6.000%, 03/01/12                                     1,000            1,185
-------------------------------------------------------------------------------
  TOTAL GEORGIA                                                           1,185
-------------------------------------------------------------------------------
  HAWAII - 1.8%
  Hawaii State GO, Ser CO, FGIC
    6.000%, 03/01/08                                     1,000            1,121
-------------------------------------------------------------------------------
  TOTAL HAWAII                                                            1,121
-------------------------------------------------------------------------------
  ILLINOIS - 2.1%
  Chicago, Project & Refunding GO, Ser C, FGIC
    5.500%, 01/01/19                                     1,180            1,314
-------------------------------------------------------------------------------
  TOTAL ILLINOIS                                                          1,314
-------------------------------------------------------------------------------
  KANSAS - 1.7%
  Kansas State, Department of
    Transportation RB, Ser A
    5.000%, 09/01/06                                     1,000            1,054
-------------------------------------------------------------------------------
  TOTAL KANSAS                                                            1,054
-------------------------------------------------------------------------------
  MASSACHUSETTS - 5.4%
  Massachusetts Bay Transportation
    Authority RB, Ser A
    5.000%, 07/01/28                                     1,000            1,033
  Massachusetts State, Consolidated Loan GO,
    Ser A Pre-Refunded @ 101 (A)
    6.000%, 02/01/10                                     2,000            2,332
-------------------------------------------------------------------------------
  TOTAL MASSACHUSETTS                                                     3,365
-------------------------------------------------------------------------------


30   OCTOBER 31, 2004

EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND

STATEMENT OF NET ASSET

                                                         FACE            VALUE
DESCRIPTION                                           AMT. (000)         (000)
-------------------------------------------------------------------------------
  MINNESOTA - 0.8%
  Minnesota State, Public Facilities Authority RB,
    Water Pollution Control, Ser A
    6.000%, 03/01/09                                    $  500          $   507
-------------------------------------------------------------------------------
  TOTAL MINNESOTA                                                           507
-------------------------------------------------------------------------------
  NEW HAMPSHIRE - 1.8%
  New Hampshire RB, MBIA
    5.250%, 08/15/19                                     1,000            1,120
-------------------------------------------------------------------------------
  TOTAL NEW HAMPSHIRE                                                     1,120
-------------------------------------------------------------------------------
  NEW JERSEY - 1.8%
  New Jersey State GO, Ser F
    5.500%, 08/01/11                                     1,000            1,141
-------------------------------------------------------------------------------
  TOTAL NEW JERSEY                                                        1,141
-------------------------------------------------------------------------------
  NEW YORK - 11.3%
  Brookhaven GO, FGIC
    5.500%, 10/01/13                                       500              543
  Metropolitan Transportation Authority RB, Ser F, MBIA
    5.250%, 11/15/27                                     1,000            1,060
  New York City GO, Ser C, MBIA
    5.375%, 11/15/17                                     1,000            1,082
  New York City Transitional Authority RB, Ser C, FGIC
    5.250%, 08/01/14                                     1,000            1,123
  New York State GO, Ser A
    Pre-Refunded @ 101 (A)
    5.875%, 03/15/05                                     1,000            1,025
  New York State GO, Ser F
    5.250%, 09/15/13                                       500              544
  New York State, Environmental Water Facilities RB,
    Pooled Financing Program, Ser F
    5.250%, 11/15/20                                       500              551
  Triborough, Bridge & Tunnel Authority RB, Ser A
    Pre-Refunded @ 100.5 (A)
    5.250%, 07/01/09                                     1,000            1,125
-------------------------------------------------------------------------------
  TOTAL NEW YORK                                                          7,053
-------------------------------------------------------------------------------
  NORTH CAROLINA - 4.5%
  Charlotte, Water & Sewer Systems RB
    5.125%, 06/01/26                                     1,000            1,053
  Winston-Salem, Water & Sewer Systems RB
    Pre-Refunded @ 101 (A)
    5.250%, 06/01/11                                     1,500            1,716
-------------------------------------------------------------------------------
  TOTAL NORTH CAROLINA                                                    2,769
-------------------------------------------------------------------------------


                                                           OCTOBER 31, 2004   31

EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND

STATEMENT OF NET ASSETS


                                                         FACE             VALUE
DESCRIPTION                                           AMT. (000)          (000)
-------------------------------------------------------------------------------
  OHIO - 2.7%
  Ohio State, Building Authority RB, State Facilities
    Adult Correctional Facilities, Ser A, FSA
    5.500%, 10/01/13                                    $1,000          $ 1,141
  Pickerington Ohio, Local School District GO, FGIC
    5.250%, 12/01/20                                       500              551
-------------------------------------------------------------------------------
  TOTAL OHIO                                                              1,692
-------------------------------------------------------------------------------
  PENNSYLVANIA - 1.7%
  Pennsylvania State, Intergovernmental Authority ST,
    Philadelphia Funding Project, FGIC
    5.250%, 06/15/15                                     1,000            1,085
-------------------------------------------------------------------------------
  TOTAL PENNSYLVANIA                                                      1,085
-------------------------------------------------------------------------------
  SOUTH CAROLINA - 3.6%
  Greenville County, School District RB
    6.000%, 12/01/21                                     1,000            1,148
  Lancaster County, School District GO, FSA
    5.100%, 03/01/15                                     1,000            1,085
-------------------------------------------------------------------------------
  TOTAL SOUTH CAROLINA                                                    2,233
-------------------------------------------------------------------------------
  TEXAS - 9.1%
  Frisco, Independent School District GO, PSF
    5.125%, 08/15/30                                     1,000            1,030
  Grand Prairie, Independent School
    District GO, FSA
    5.375%, 02/15/18                                     1,000            1,118
  Mesquite, Independent School District GO, PSF
    5.500%, 08/15/21                                     1,160            1,282
  Texas University RB, Ser B
    5.250%, 08/15/20                                     1,000            1,106
  Williamson County GO, FSA
    5.250%, 02/15/27                                     1,040            1,089
-------------------------------------------------------------------------------
  TOTAL TEXAS                                                             5,625
-------------------------------------------------------------------------------
  UTAH - 1.7%
  Utah State, Intermountain Power Agency RB,
    ETM, Ser B, MBIA
    6.000%, 07/01/06                                     1,000            1,066
-------------------------------------------------------------------------------
  TOTAL UTAH                                                              1,066
-------------------------------------------------------------------------------
  VIRGINIA - 6.3%
  Bristol Virginia Utility System RB, MBIA
    5.250%, 07/15/26                                     1,850            1,970
  Newport News GO, Ser A, MBIA
    Pre-Refunded @ 102 (A)
    5.625%, 07/01/05                                       795              831
  Virginia, Commonwealth Transportation Board RB,
    Northern Virginia Transportation Program, Ser A
    5.500%, 05/15/15                                     1,000            1,114
-------------------------------------------------------------------------------
  TOTAL VIRGINIA                                                          3,915
-------------------------------------------------------------------------------


32   OCTOBER 31, 2004

EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND

STATEMENT OF NET ASSETS

                                                       FACE AMT.          VALUE
DESCRIPTION                                          (000)/SHARES         (000)
-------------------------------------------------------------------------------
  WASHINGTON - 1.8%
  Washington State GO, Ser B
    6.000%, 01/01/13                                    $1,000         $  1,143
-------------------------------------------------------------------------------
  TOTAL WASHINGTON                                                        1,143
-------------------------------------------------------------------------------
  WEST VIRGINIA - 1.8%
  West Virginia State GO, State Road Project, FGIC
    5.625%, 06/01/18                                     1,000            1,127
-------------------------------------------------------------------------------
  TOTAL WEST VIRGINIA                                                     1,127
-------------------------------------------------------------------------------
  TOTAL MUNICIPAL BONDS
    (COST $55,987)                                                       60,058
-------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND - 2.5%
  Expedition Tax-Free Money Market Fund+             1,536,457            1,536
-------------------------------------------------------------------------------
  TOTAL RELATED PARTY MONEY MARKET FUND
    (COST $1,536)                                                         1,536
-------------------------------------------------------------------------------
  TOTAL INVESTMENTS - 99.1%
    (COST $57,523)                                                       61,594
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - 0.9%
Investment Advisory Fees Payable                                            (18)
Administrator Fees Payable                                                  (11)
Custodian Fees Payable                                                       (1)
Trustees' Fees Payable                                                       (1)
Other Assets and Liabilities, Net                                           604
-------------------------------------------------------------------------------
  TOTAL OTHER ASSETS & LIABILITIES                                          573
-------------------------------------------------------------------------------
  NET ASSETS - 100.0%                                                   $62,167
-------------------------------------------------------------------------------




                                                           OCTOBER 31, 2004   33

EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND

STATEMENT OF NET ASSETS

                                                                         VALUE
DESCRIPTION                                                              (000)
-------------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital of Institutional Shares
   (unlimited authorization -- no par value)
   based on 5,688,667 outstanding shares of
   beneficial interest                                                  $57,174
Portfolio Capital of Investment Shares -- Class A
   (unlimited authorization -- no par value)
   based on 36,378 outstanding shares of
   beneficial interest                                                      348
Portfolio Capital of Investment Shares -- Class B
   (unlimited authorization -- no par value)
   based on 20,204 outstanding shares of
   beneficial interest                                                      214
Undistributed net investment income                                          24
Accumulated net realized gain on investments                                336
Net unrealized appreciation on investments                                4,071
-------------------------------------------------------------------------------
   NET ASSETS                                                           $62,167
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
   INSTITUTIONAL SHARES
   ($61,554,847 / 5,688,667 SHARES)                                     $ 10.82
-------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE --
   INVESTMENT SHARES -- CLASS A
   ($393,337 / 36,378 SHARES)                                           $ 10.81
-------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE --
   INVESTMENT SHARES -- CLASS A (1)                                     $ 11.26
-------------------------------------------------------------------------------
NET ASSET VALUE AND OFFERING PRICE PER SHARE --
   INVESTMENT SHARES -- CLASS B (2)
   ($218,506 / 20,204 SHARES)                                           $ 10.81
-------------------------------------------------------------------------------

+ See Note 4 in Notes to Financial Statements.
(1) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.00%.
(2) Class B Shares have a contingent deferred sales charge. For a description of a possible redemption charge, see a prospectus for the Funds.
(A) Pre-Refunded Security -- The maturity date shown is the pre-refunded date. ETM -- Escrowed to Maturity
FGIC -- Financial Guaranty Insurance Company
FSA -- Financial Security Assurance
GO -- General Obligation
MBIA -- Municipal Bond Insurance Association
PSF -- Permanent School Fund Guarantee Program
RB -- Revenue Bond
Ser -- Series
ST -- Special Tax

The accompanying notes are an integral part of the financial statements.


34   OCTOBER 31, 2004

EXPEDITION MONEY MARKET FUND

STATEMENT OF NET ASSETS


SECTOR WEIGHTINGS (UNAUDITED)*:

[THE FOLLOWING TABLE WAS REPRESENTED AS BAR GRAPH IN THE PRINTED MATERIAL.]

Commercial Paper                        53.9%
Short-Term Investments                  17.2%
U.S. Government Obligations             14.8%
Corporate Obligations                   11.4%
Certificates of Deposit                  2.7%

*    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

                                                         FACE            VALUE
DESCRIPTION                                           AMT. (000)         (000)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (A) - 53.9%
  BANKS - 3.6%
  Wells Fargo
    1.750%, 11/29/04                                   $20,000         $ 19,973
-------------------------------------------------------------------------------
  TOTAL BANKS                                                            19,973
-------------------------------------------------------------------------------
  BROKER/DEALERS - 4.5%
  Bear Stearns
    1.810%, 11/23/04                                     5,000            4,994
    1.840%, 12/20/04                                    20,000           19,950
-------------------------------------------------------------------------------
  TOTAL BROKER/DEALERS                                                   24,944
-------------------------------------------------------------------------------
  DIVERSIFIED FINANCIAL SERVICES - 17.6%
  American General Finance
    1.570%, 11/01/04                                    10,000           10,000
    1.800%, 11/29/04                                    15,000           14,979
  Citigroup
    1.830%, 11/23/04                                    13,000           12,985
  General Electric Capital
    1.810%, 12/01/04                                    10,000            9,985
    1.860%, 12/13/04                                     5,000            4,989
    1.800%, 12/13/04                                    10,000            9,979
  Household Finance
    1.720%, 11/08/04                                    15,000           14,995
    1.830%, 11/30/04                                    10,000            9,985
  Toyota Motor Credit
    1.880%, 11/23/04                                    10,000            9,989
-------------------------------------------------------------------------------
  TOTAL DIVERSIFIED FINANCIAL SERVICES                                   97,886
-------------------------------------------------------------------------------
  ELECTRICAL SERVICES - 1.0%
  Southern
    1.760%, 11/09/04                                     5,400            5,398
-------------------------------------------------------------------------------
  TOTAL ELECTRICAL SERVICES                                               5,398
-------------------------------------------------------------------------------
  FUNDING CORPORATIONS - 9.9%
  Falcon Asset Securitization
    1.780%, 11/01/04                                    10,000           10,000
    1.790%, 11/12/04                                    15,000           14,992
  Preferred Receivable Funding
    1.780%, 11/09/04                                    10,000            9,996
  Ranger Funding
    1.780%, 11/05/04                                    20,000           19,996
-------------------------------------------------------------------------------
  TOTAL FUNDING CORPORATIONS                                             54,984
-------------------------------------------------------------------------------


                                                           OCTOBER 31, 2004   35

EXPEDITION MONEY MARKET FUND

STATEMENT OF NET ASSETS


                                                        FACE             VALUE
DESCRIPTION                                          AMT. (000)          (000)
-------------------------------------------------------------------------------
  LEASING & RENTING - 1.8%
  International Lease Finance
    1.760%, 11/24/04                                  $10,000         $  9,989
-------------------------------------------------------------------------------
  TOTAL LEASING & RENTING                                                 9,989
-------------------------------------------------------------------------------
  MULTIMEDIA - 4.0%
  Gannett
    1.780%, 11/16/04                                    11,900           11,891
    1.730%, 11/19/04                                    10,000            9,992
-------------------------------------------------------------------------------
  TOTAL MULTIMEDIA                                                       21,883
-------------------------------------------------------------------------------
  PHARMACEUTICALS - 3.4%
  Abbott Laboratories
    1.770%, 11/24/04                                     9,000            8,990
  Pfizer
    1.810%, 11/30/04                                    10,000            9,985
-------------------------------------------------------------------------------
  TOTAL PHARMACEUTICALS                                                  18,975
-------------------------------------------------------------------------------
  SPECIAL PURPOSE ENTITY - 4.5%
  Three Pillars
    1.840%, 11/19/04                                    25,000           24,977
-------------------------------------------------------------------------------
  TOTAL SPECIAL PURPOSE ENTITY                                           24,977
-------------------------------------------------------------------------------
  UTILITIES - 3.6%
  National Rural Utilities
    1.780%, 11/01/04                                    10,000           10,000
    1.850%, 12/03/04                                    10,000            9,984
-------------------------------------------------------------------------------
  TOTAL UTILITIES                                                        19,984
-------------------------------------------------------------------------------
  TOTAL COMMERCIAL PAPER
    (COST $298,993)                                                     298,993
-------------------------------------------------------------------------------
CORPORATE OBLIGATIONS - 11.4%
  BANKS - 2.1%
  Bank of America
    6.875%, 02/15/05                                     1,000            1,014
    7.875%, 05/16/05                                     3,000            3,097
  Wachovia
    6.950%, 11/01/04                                     2,535            2,535
  Wells Fargo MTN, Ser F
    6.500%, 06/01/05                                     5,000            5,125
-------------------------------------------------------------------------------
  TOTAL BANKS                                                            11,771
-------------------------------------------------------------------------------
  BROKER/DEALERS - 3.8%
  Merrill Lynch
    6.000%, 11/15/04                                     7,700            7,713
    6.000%, 07/15/05                                     7,000            7,177
  Merrill Lynch MTN, Ser B
    4.540%, 03/08/05                                     6,000            6,064
-------------------------------------------------------------------------------
  TOTAL BROKER/DEALERS                                                   20,954
-------------------------------------------------------------------------------


36   OCTOBER 31, 2004

EXPEDITION MONEY MARKET FUND

STATEMENT OF NET ASSET

                                                         FACE            VALUE
DESCRIPTION                                           AMT. (000)         (000)
-------------------------------------------------------------------------------
  DIVERSIFIED FINANCIAL SERVICES - 3.1%
  Associates Corporation of North America MTN, Ser G
    8.580%, 11/23/04                                    $5,000         $  5,021
  Citigroup
    4.125%, 06/30/05                                     5,025            5,085
  General Electric Capital MTN, Ser A
    4.250%, 01/28/05                                     2,000            2,014
  Toyota Motor Credit MTN
    4.050%, 11/30/04                                     5,000            5,009
-------------------------------------------------------------------------------
  TOTAL DIVERSIFIED FINANCIAL SERVICES                                   17,129
-------------------------------------------------------------------------------
  LEASING & RENTING - 0.4%
  International Lease Finance MTN, Ser M
    5.540%, 03/21/05                                     2,000            2,032
-------------------------------------------------------------------------------
  TOTAL LEASING & RENTING                                                 2,032
-------------------------------------------------------------------------------
  PRINTING & PUBLISHING - 0.8%
  Gannett
    4.950%, 04/01/05                                     4,650            4,706
-------------------------------------------------------------------------------
  TOTAL PRINTING & PUBLISHING                                             4,706
-------------------------------------------------------------------------------
  UTILITIES - 1.2%
  National Rural Utilities
    5.500%, 01/15/05                                     2,625            2,647
    6.125%, 05/15/05                                     3,995            4,079
-------------------------------------------------------------------------------
  TOTAL UTILITIES                                                         6,726
-------------------------------------------------------------------------------
  TOTAL CORPORATE OBLIGATIONS
    (COST $63,318)                                                       63,318
-------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 14.8%
  FHLMC
    1.800%, 11/23/04 (A)                                15,000           14,983
    1.880%, 03/31/05 (A)                                10,000            9,922
    7.000%, 07/15/05                                     5,000            5,164
  FNMA
    1.820%, 11/30/04 (A)                                10,000            9,985
    1.750%, 12/08/04 (A)                                15,000           14,973
    1.670%, 12/13/04 (A)                                10,000            9,981
    1.770%, 01/12/05 (A)                                 5,000            4,982
    1.980%, 03/09/05 (A)                                10,000            9,930
    6.350%, 06/10/05                                     2,033            2,085
-------------------------------------------------------------------------------
  TOTAL U.S.GOVERNMENT OBLIGATIONS
    (COST $82,005)                                                       82,005
-------------------------------------------------------------------------------




                                                           OCTOBER 31, 2004   37

EXPEDITION MONEY MARKET FUND

STATEMENT OF NET ASSETS


                                                    SHARES/FACE          VALUE
DESCRIPTION                                         AMT. (000)           (000)
-------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 2.7%
  BANKS - 2.7%
  Sun Trust Bank
    2.060%, 02/17/05                                   $15,000         $ 15,000
-------------------------------------------------------------------------------
  TOTAL CERTIFICATES OF DEPOSIT
    (COST $15,000)                                                       15,000
-------------------------------------------------------------------------------
MONEY MARKET FUND - 0.9%
  Financial Square Government Money Market Fund      4,964,267            4,964
-------------------------------------------------------------------------------
  TOTAL MONEY MARKET FUND
    (COST $4,964)                                                         4,964
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 16.2%
  Deutsche Bank
    1.780%, dated 10/29/04, to be repurchased
    on 11/01/04, repurchase price $93,066,358
    (collateralized by various U.S. Government
    Obligations, ranging in par value $9,000-
    7,247,000, 0.000%-14.000%,
    11/04/04-08/15/26;
    with total market value $91,854,148)               $90,053           90,053
-------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
    (COST $90,053)                                                       90,053
-------------------------------------------------------------------------------
  TOTAL INVESTMENTS - 99.9%
    (COST $554,333)                                                     554,333
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - 0.1%
Investment Advisory Fees Payable                                            (89)
Distribution Fees Payable                                                   (79)
Administrator Fees Payable                                                  (75)
Custodian Fees Payable                                                      (10)
Trustees' Fees Payable                                                      (10)
Other Assets and Liabilities, Net                                         1,050
-------------------------------------------------------------------------------
  TOTAL OTHER ASSETS & LIABILITIES                                          787
-------------------------------------------------------------------------------
  NET ASSETS - 100.0%                                                  $555,120
-------------------------------------------------------------------------------




38   OCTOBER 31, 2004

EXPEDITION MONEY MARKET FUND

STATEMENT OF NET ASSETS


                                                                         VALUE
DESCRIPTION                                                              (000)
-------------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital of Institutional Shares
  (unlimited authorization -- no par value)
  based on 224,525,623 outstanding shares of
  beneficial interest                                                  $224,524
Portfolio Capital of Investment Service Shares
  (unlimited authorization -- no par value)
  based on 264,411,766 outstanding shares of
  beneficial interest                                                   264,411
Portfolio Capital of Investment Sweep Class Shares
  (unlimited authorization -- no par value)
  based on 66,192,486 outstanding shares of
  beneficial interest                                                    66,190
Accumulated net realized loss on investments                                 (5)
-------------------------------------------------------------------------------
  NET ASSETS - 100.0%                                                  $555,120
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
  INSTITUTIONAL SHARES
  ($224,526,806 / 224,525,623 SHARES)                                     $1.00
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
  INVESTMENT SERVICE SHARES
  ($264,401,563 / 264,411,766 SHARES)                                     $1.00
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
  SWEEP CLASS SHARES
  ($66,191,854 / 66,192,486 SHARES)                                       $1.00
-------------------------------------------------------------------------------

(A) The rate reported is the effective yield at time of purchase.
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
MTN -- Medium Term Note
Ser -- Series



The accompanying notes are an integral part of the financial statements.


                                                           OCTOBER 31, 2004   39

EXPEDITION TAX-FREE MONEY MARKET FUND

STATEMENT OF NET ASSETS


SECTOR WEIGHTINGS (UNAUDITED)*:

   [THE FOLLOWING TABLE WAS REPRESENTED AS BAR GRAPH IN THE PRINTED MATERIAL.]

Medical                               19.1%
Development                           16.0%
Higher Education                      12.2%
Multi-Family Housing                  10.5%
General Obligation                     8.6%
General Revenue                        6.1%
School District                        6.0%
Student Loan                           5.5%
Utilities                              4.2%
Facilities                             3.5%
Housing                                2.8%
Power                                  2.5%
Education                              2.4%
Water                                  0.6%

* PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

                                                         FACE            VALUE
DESCRIPTION                                           AMT. (000)         (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 99.8%
  ALABAMA - 0.8%
  Montgomery County, Special Care Financing
     Authority RB, VHA Alabama Incorporated
     Project, Ser H, AMBAC (A) (B)
     1.800%, 12/01/30                                   $1,200         $  1,200
-------------------------------------------------------------------------------
  TOTAL ALABAMA                                                           1,200
-------------------------------------------------------------------------------
  ALASKA - 0.9%
  Valdez, Marine Term RB, Pipelines Project,
     Ser B (A) (B)
     1.740%, 07/01/37                                    1,300            1,300
-------------------------------------------------------------------------------
  TOTAL ALASKA                                                            1,300
-------------------------------------------------------------------------------
  ARIZONA - 0.7%
  Phoenix, Arizona Industrial Development
     Authority RB, Valley of the Sun YMCA
     Project (A) (B) (C)
     1.740%, 01/01/31                                    1,100            1,100
-------------------------------------------------------------------------------
  TOTAL ARIZONA                                                           1,100
-------------------------------------------------------------------------------
  CALIFORNIA - 5.5%
  Anaheim, Multi-Family Housing Finance RB,
     Heritage Village Apartments, Ser A,
     FNMA (A) (B)
     1.760%, 07/15/33                                      300              300
  California State Economic Recovery RB,
     Ser C-6 (A) (B) (C)
     1.710%, 07/01/23                                    4,100            4,100
  City of Corona Multi-Family Housing RB,
     County Hills Apartment Project, Ser B,
     FHLMC (A) (B)
     1.750%, 02/01/25                                    3,000            3,000
  Hemet Multi-Family Housing RB, Sunwest
     Retirement, Ser A, FHLMC (A) (B)
     1.750%, 01/01/25                                      900              900
  Los Angeles County Multi-Family Housing
     Revenue Authority RB, Malibu Canyon
     Apartments, Ser B (A) (B)
     1.770%, 06/01/10                                      120              120
-------------------------------------------------------------------------------
  TOTAL CALIFORNIA                                                        8,420
-------------------------------------------------------------------------------
  COLORADO - 3.3%
  Arapahoe County, Water & Waste Authority RB,
     Ser A (A) (B) (C)
     1.790%, 12/01/33                                    1,000            1,000


40   OCTOBER 31, 2004

EXPEDITION TAX-FREE MONEY MARKET FUND

STATEMENT OF NET ASSETS


                                                         FACE            VALUE
DESCRIPTION                                           AMT. (000)         (000)
-------------------------------------------------------------------------------
  Denver City & County, Multi-Family Housing
     Authority RB, Cottonwood Creek Project,
     Ser A (A) (B)
     1.760%, 04/15/14                                   $1,000         $  1,000
  Denver City & County, Multi-Family Housing
     Authority RB, Ogden Residences
     Project (A) (B) (C)
     1.750%, 12/01/29                                    1,400            1,400
  Thornton, Multi-Family Revenue RB,
     Quail Ridge Project, Ser A (A) (B) (C)
     1.790%, 04/01/10                                    1,550            1,550
-------------------------------------------------------------------------------
  TOTAL COLORADO                                                          4,950
-------------------------------------------------------------------------------
  DELAWARE - 0.5%
  Delaware State, Economic Development Authority
     RB, School House Project (A) (B) (C)
     1.850%, 12/01/15                                      750              750
-------------------------------------------------------------------------------
  TOTAL DELAWARE                                                            750
-------------------------------------------------------------------------------
  FLORIDA - 7.8%
  Collier County Educational Authority RB,
     International College Project (A) (B) (C)
     1.760%, 04/01/28                                    2,000            2,000
  Florida Housing Finance Corporation RB,
     Lakeside North, FHLMC (A) (B)
     1.780%, 06/01/34                                    1,530            1,530
  Florida State Multi-Family Housing Authority RB,
     Country Club Project, FHLMC (A) (B)
     1.790%, 12/01/12                                    2,000            2,000
  Palm Beach County RB, Jewish Community Campus
     Project (A) (B) (C)
     1.780%, 03/01/30                                    1,800            1,800
  Pinellas County, Health Facilities Authority RB,
     Pooled Hospital Loan Program, AMBAC (A) (B)
     1.760%, 12/01/15                                    3,500            3,500
  Sarasota Hospital RB, Ser A, AMBAC (A) (B)
     1.780%, 07/01/37                                    1,000            1,000
-------------------------------------------------------------------------------
  TOTAL FLORIDA                                                          11,830
-------------------------------------------------------------------------------
  GEORGIA - 4.8%
  Dekalb County, Development Authority RB,
     American Cancer Society (A) (B) (C)
     1.770%, 09/01/17                                    1,200            1,200
  Dekalb County, Multi-Family Housing Authority RB,
     Winters Creek Apartments Project, FNMA (A) (B)
     1.780%, 06/15/25                                      400              400
  Floyd County Development Authority RB,
     Berry College Project (A) (B) (C)
     1.770%, 08/01/22                                      200              200


                                                           OCTOBER 31, 2004   41

EXPEDITION TAX-FREE MONEY MARKET FUND

STATEMENT OF NET ASSETS


                                                         FACE            VALUE
DESCRIPTION                                           AMT. (000)         (000)
-------------------------------------------------------------------------------
  Fulton County, Multi-Family Housing Authority
     RB, Champions Green Apartment Project,
     Ser B (A) (B)
     1.780%, 10/01/25                                   $  800         $    800
  Fulton County, Multi-Family Housing Authority
     RB, Hampton Hills Apartment Project,
     FHLMC (A) (B)
     1.770%, 06/01/23                                      600              600
  Gwinnett,  Wesleyan Development Authority RB,
     Wesley School Project (A) (B) (C)
     1.770%, 03/01/21                                      100              100
  Macon-Bibb County, Hospital Authority RB,
     Medical Center Project (A) (B) (C)
     1.770%, 07/01/28                                    1,900            1,900
  Macon-Bibb County, Hospital Authority RB,
     Medical Control Center Project (A) (B) (C)
     1.770%, 12/01/18                                    1,700            1,700
  Marietta Multi-Family Housing Authority RB,
     Winterset Apartments Project (A) (B) (C)
     1.780%, 02/01/26                                      400              400
-------------------------------------------------------------------------------
  TOTAL GEORGIA                                                           7,300
-------------------------------------------------------------------------------
  IDAHO - 1.8%
  Idaho State, Health Facilities Authority RB,
     St. Lukes Regional Medical Center
     Project (A) (B) (C)
     1.740%, 05/01/22                                    2,700            2,700
-------------------------------------------------------------------------------
  TOTAL IDAHO                                                             2,700
-------------------------------------------------------------------------------
  ILLINOIS - 7.3%
  Central Lake RB, Merlots, Ser B18, AMBAC (A) (B)
     1.840%, 05/01/20                                      900              900
  Cook County GO, Merlots, Ser B11, AMBAC (A) (B)
     1.840%, 11/15/25                                      500              500
  Illinois Development Finance Authority RB,
     YMCA Chicago Project (A) (B) (C)
     1.740%, 06/01/29                                    1,000            1,000
  Illinois Educational Facilities Authority RB,
     Cultural Pooled Financing (A) (B) (C)
     1.810%, 07/01/29                                    1,000            1,000
  Illinois Educational Facilities RB, Art
     Institute of Chicago (A) (B)
     1.770%, 03/01/34                                    2,300            2,300
  Illinois State, Educational Facilities
     Authority RB, Art Institute of Chicago
     Project (A) (B)
     1.770%, 03/01/27                                    1,000            1,000
  Oakbrook Terrace, Industrial Development
     Authority RB, Oakbrook Terrace Atrium
     Project (A) (B) (C)
     1.750%, 12/01/25                                    2,000            2,000
  Orland Park, Industrial Development
     Authority RB, Ser A (A) (B) (C)
     1.700%, 12/28/04                                      755              755


42   OCTOBER 31, 2004

EXPEDITION TAX-FREE MONEY MARKET FUND

STATEMENT OF NET ASSETS


                                                         FACE            VALUE
DESCRIPTION                                           AMT. (000)         (000)
-------------------------------------------------------------------------------
  Schaumburg GO, Ser B (A) (B)
     1.780%, 12/01/15                                   $1,700         $  1,700
-------------------------------------------------------------------------------
  TOTAL ILLINOIS                                                         11,155
-------------------------------------------------------------------------------
  INDIANA - 9.0%
  Goshen Community Schools, TAW
     1.900%, 12/31/04                                    2,490            2,491
  Goshen Community Schools, TRAN
     2.000%, 12/31/04                                    1,000            1,001
  Indiana Health Facility Financing Authority RB,
     Margaret Mary Community Hospital,
     Ser A (A) (B) (C)
     1.790%, 12/01/29                                      950              950
  Indiana State Educational
     Facilities RB (A) (B) (C)
     1.740%, 07/01/18                                    2,400            2,400
  Indiana State, Health Facilities Financing Authority RB,
     Capital Access Project (A) (B) (C)
     1.780%, 04/01/13                                    1,300            1,300
     1.780%, 01/01/20                                    2,000            2,000
  Mishawaka, TAW
     1.480%, 12/31/04                                    2,000            2,000
  Spencer Owen Independent Community Schools, TAN
     2.000%, 12/31/04                                    1,500            1,502
-------------------------------------------------------------------------------
  TOTAL INDIANA                                                          13,644
-------------------------------------------------------------------------------
  IOWA - 11.0%
  Hills Healthcare RB, Mercy Community Hospital
     Project (A) (B) (C)
     1.740%, 08/01/32                                    2,950            2,950
  Iowa Financial Authority Private College RB,
     Drake University Project (A) (B) (C)
     1.740%, 07/01/24                                    1,400            1,400
  Iowa Financial Authority Private College RB,
     Morningside College Project (A) (B) (C)
     1.790%, 07/01/26                                    3,500            3,500
  Iowa Higher Education Loan
     Authority RB (A) (B) (C)
     1.740%, 11/01/32                                    1,500            1,500
  Iowa Higher Education Loan Authority RB,
     Des Moines Project (A) (B) (C)
     1.790%, 10/01/24                                      100              100
  Iowa Higher Education Loan Authority RB,
     Private College Facilities, Loras
     Project (A) (B) (C)
     1.740%, 11/01/30                                    2,645            2,645
  Iowa Higher Education Loan Authority RB,
     Private College, Des Moines
     Project (A) (B) (C)
     1.790%, 10/01/33                                      200              200
  Iowa Higher Education Loan Authority RB,
     Private College, St. Ambrose
     Project (A) (B) (C)
     1.740%, 04/01/33                                    2,650            2,650


                                                           OCTOBER 31, 2004   43

EXPEDITION TAX-FREE MONEY MARKET FUND

STATEMENT OF NET ASSETS


                                                         FACE           VALUE
DESCRIPTION                                           AMT. (000)        (000)
-------------------------------------------------------------------------------
  Iowa State, Finance Authority RB,
     Drake University Project (A) (B) (C)
     1.790%, 07/01/31                                   $  100         $    100
  Iowa State, Health Care Facilities
     Authority RB, Care Initiatives
     Project (A) (B) (C)
     1.790%, 11/01/32                                      100              100
  Iowa State, Higher Education Loan Authority RB,
     Wartburg Project, (A) (B) (C)
     1.790%, 03/01/30                                    1,520            1,520
-------------------------------------------------------------------------------
  TOTAL IOWA                                                             16,665
-------------------------------------------------------------------------------
  KANSAS - 0.5%
  Kansas State Development Finance Authority
     Lease RB (A) (B)
     1.740%, 12/01/34                                      500              500
  Kansas State Development Finance Authority RB,
     Hays Medical Center, Ser N (A) (B) (C)
     1.790%, 05/15/26                                      200              200
  Kansas State Development Finance Authority RB,
     Village Shalom Obligation Group,
     Ser BB (A) (B) (C)
     1.740%, 11/15/28                                      100              100
-------------------------------------------------------------------------------
  TOTAL KANSAS                                                              800
-------------------------------------------------------------------------------
  KENTUCKY - 4.6%
  Kentucky Asset Liability Commission, TRAN
     3.000%, 06/29/05                                    2,500            2,524
  Kentucky Association of Counties Advance, TRAN
     3.000%, 06/30/05                                    2,500            2,521
  Lexington-Fayette Urban County, Government
     Industrial Building Authority RB, American
     Horse Shows Association Project (A) (B) (C)
     1.840%, 12/01/18                                    1,925            1,925
-------------------------------------------------------------------------------
  TOTAL KENTUCKY                                                          6,970
-------------------------------------------------------------------------------
  MASSACHUSETTS - 3.3%
  Chicopee Development Finance Authority BAN
     2.000%, 11/19/04                                    3,536            3,537
  Hull BAN
     3.000%, 07/14/05                                    1,500            1,514
-------------------------------------------------------------------------------
  TOTAL MASSACHUSETTS                                                     5,051
-------------------------------------------------------------------------------
  MICHIGAN - 3.2%
  Dearborn Michigan School District GO (A) (B)
     3.000%, 05/01/05                                    1,000            1,010
  Jackson County, Economic Development
     Authority RB, Thrifty Leoni
     Project (A) (B) (C)
     1.770%, 12/01/14                                    1,000            1,000
  Michigan State Housing Development
     Authority RB, Courtyards of Taylor Project,
     Ser A, FNMA (A) (B)
     1.770%, 08/15/32                                      500              500


44   OCTOBER 31, 2004

EXPEDITION TAX-FREE MONEY MARKET FUND

STATEMENT OF NET ASSETS


                                                         FACE            VALUE
DESCRIPTION                                           AMT. (000)         (000)
-------------------------------------------------------------------------------
  Michigan State Job Development Authority RB,
     East Lansing Residential Project (A) (B) (C)
     1.660%, 12/01/14                                   $  900         $    900
  Northern University RB, FGIC (A) (B)
     1.740%, 06/01/31                                    1,500            1,500
-------------------------------------------------------------------------------
  TOTAL MICHIGAN                                                          4,910
-------------------------------------------------------------------------------
  MINNESOTA - 2.6%
  Cohasset, Power & Light Project, RB
     Series A (A) (B) (C)
     1.740%, 06/01/20                                    2,200            2,200
  Minnesota State Higher Educational
     Facilities RB,
     St. Olaf College, Ser 5-M1 (A) (B)
     1.740%, 10/01/32                                      400              400
  Minnesota State Higher Educational
     Facilities RB,
     St. Olaf College, Ser 5H (A) (B) (C)
     1.740%, 10/01/30                                    1,400            1,400
-------------------------------------------------------------------------------
  TOTAL MINNESOTA                                                         4,000
-------------------------------------------------------------------------------
  MISSOURI - 2.3%
  Clayton, Industrial Development Authority RB,
     Bailey Court Project (A) (B) (C)
     1.900%, 01/01/09                                      500              500
  Kansas City, Industrial Development
     Authority RB, Ewing Marion Kauffman,
     Ser A (A) (B)
     1.740%, 04/01/27                                      100              100
  Kirkwood RB, Commons Project (A) (B) (C)
     1.790%, 10/01/17                                      100              100
  Missouri State, Health & Educational Facilities
     Authority RB, Drury College
     Project (A) (B) (C)
     1.790%, 08/15/24                                      200              200
  Missouri State, Health & Educational Facilities
     Authority RB, St. Louis University
     Project (A) (B)
     1.790%, 07/01/32                                      100              100
  Missouri State, Health & Educational
     Facilities RB, Saint Francis Medical Center
     Project, Ser A (A) (B) (C)
     1.740%, 06/01/26                                    1,500            1,500
  University of Missouri RB, Ser B (A) (B)
     1.740%, 11/01/30                                    1,000            1,000
-------------------------------------------------------------------------------
  TOTAL MISSOURI                                                          3,500
-------------------------------------------------------------------------------
  MONTANA - 1.0%
  Montana State, Board Investment RB, Municipal
     Finance Consolidated-Intercap Project (A) (B)
     1.250%, 03/01/25                                    1,500            1,500
-------------------------------------------------------------------------------
  TOTAL MONTANA                                                           1,500
-------------------------------------------------------------------------------
  NEBRASKA - 0.5%
  Nebraska State, Educational Financial Authority,
     Creighton University Project RB (A) (B) (C)
     1.740%, 08/01/31                                      800              800
-------------------------------------------------------------------------------
  TOTAL NEBRASKA                                                            800
-------------------------------------------------------------------------------


                                                           OCTOBER 31, 2004   45

EXPEDITION TAX-FREE MONEY MARKET FUND

STATEMENT OF NET ASSETS


                                                         FACE            VALUE
DESCRIPTION                                           AMT. (000)         (000)
-------------------------------------------------------------------------------
  NEW YORK - 3.1%
  New York City GO, Ser H-2 (A) (B)
     1.740%, 08/01/14                                   $  800         $    800
  New York City, Municipal Water Finance RB,
     Ser C-1 (A) (B)
     1.740%, 06/15/18                                    2,800            2,800
  New York City, Municipal Water Finance RB,
     Ser F-1 (A) (B)
     1.740%, 06/15/33                                    1,100            1,100
-------------------------------------------------------------------------------
  TOTAL NEW YORK                                                          4,700
-------------------------------------------------------------------------------
  OHIO - 4.1%
  American Municipal Power BAN
     1.250%, 12/02/04                                    1,635            1,635
  Cincinnati GO (A) (B)
     4.000%, 12/01/04                                    1,205            1,208
  Clermont County, Economic Development
     Authority RB, John Q. Hammons
     Project (A) (B) (C)
     1.350%, 05/01/12                                      605              605
  Ohio State Higher Education Facilities RB,
     Kenyon College Project (A) (B)
     1.820%, 08/01/33                                      250              250
  Painesville Local School District BAN
     1.760%, 02/17/05                                    1,000            1,001
  Stark County, BAN, Ser 2004-1
     1.550%, 11/15/04                                      420              420
  Toledo Lucas County, Port Facilities
     Authority RB, Toledo Museum of Art
     Project (A) (B) (C)
     1.770%, 09/01/19                                    1,100            1,100
-------------------------------------------------------------------------------
  TOTAL OHIO                                                              6,219
-------------------------------------------------------------------------------
  OKLAHOMA - 0.7%
  Tulsa, Industrial Development Authority RB,
     Ser A (A) (B)
     1.400%, 05/15/17                                    1,000            1,000
-------------------------------------------------------------------------------
  TOTAL OKLAHOMA                                                          1,000
-------------------------------------------------------------------------------
  PENNSYLVANIA - 5.2%
  Allegheny County RB, Industrial Development
     Authority, Jewish Home & Hospital Project,
     Ser B (A) (B) (C)
     1.800%, 10/01/26                                    1,240            1,240
  Lawrence County Industrial Development
     Authority RB, Villa Maria
     Project (A) (B) (C)
     1.790%, 07/01/33                                    1,800            1,800
  Pennsylvania State, Economic Development
     Financing Authority RB, Philadelphia Area
     Project, Ser J3 (A) (B) (C)
     1.710%, 11/01/30                                    3,100            3,100
  Philadelphia Authority Ignles House RB (A) (B)
     1.900%, 05/01/17                                      500              500


46   OCTOBER 31, 2004

EXPEDITION TAX-FREE MONEY MARKET FUND

STATEMENT OF NET ASSETS


                                                         FACE            VALUE
DESCRIPTION                                           AMT. (000)         (000)
-------------------------------------------------------------------------------
  Philadelphia RB, School for the Deaf
     Project (A) (B) (C)
     1.810%, 11/01/32                                   $1,000         $  1,000
  Philadelphia, Hospital & Higher Education
     Facilities Authority RB, Temple
     East Project, Ser B (A) (B) (C)
     1.790%, 06/01/14                                      300              300
-------------------------------------------------------------------------------
  TOTAL PENNSYLVANIA                                                      7,940
-------------------------------------------------------------------------------
  TENNESSEE - 0.7%
  Wilson County, Industrial Development Board RB,
     Hartmann Luggage Co. Project (A) (B)
     1.810%, 07/01/26                                    1,100            1,100
-------------------------------------------------------------------------------
  TOTAL TENNESSEE                                                         1,100
-------------------------------------------------------------------------------
  TEXAS - 3.0%
  Cypress-Fairbanks GO, Independent School
     District, Ser C-16 (A) (B)
     1.840%, 02/15/27                                    2,500            2,500
  Garland, Health Facilities Authority RB,
     Chambrel Club Project, FNMA (A) (B)
     1.770%, 11/15/32                                      600              600
  Houston Utilities System RB, Water & Sewer
     Revenue, MBIA (A) (B)
     1.840%, 05/15/27                                    1,500            1,500
-------------------------------------------------------------------------------
  TOTAL TEXAS                                                             4,600
-------------------------------------------------------------------------------
  WASHINGTON - 5.2%
  Washington State GO, Ser A11, MBIA (A) (B)
     1.840%, 06/01/17                                    1,390            1,390
  Washington State, Housing Finance Commission
     Non-Profit RB, Rockwood Retirement
     Community (A) (B) (C)
     1.820%, 01/01/34                                      300              300
  Washington State, Housing Finance Commission
     Non-Profit RB, Rockwood Retirement Community,
     Ser A (A) (B) (C)
     1.820%, 01/01/30                                    3,600            3,600
  Washington State, Housing Finance Commission
     Non-Profit RB, Tacoma Art Museum
     Project (A) (B) (C)
     1.790%, 06/01/32                                      100              100
  Washington State, Housing Finance Commission
     Non-Profit RB, Vincent Depaul Project,
     Ser A, (A) (B) (C)
     1.780%, 02/01/31                                    1,100            1,100
  Washington State, Housing Finance Commission
     Non-Profit RB, Pioneer Human Services
     Project, Ser A (A) (B) (C)
     1.820%, 08/01/19                                      350              350
  Washington State, Housing Finance Commission
     Non-Profit RB, YMCA Columbia/Willamette
     Project (A) (B) (C)
     1.840%, 08/01/24                                      100              100
  Washington State, Housing Finance Commission
     Non-Profit RB, YMCA Greater
     Seattle (A) (B) (C)
     1.750%, 07/01/11                                    1,000            1,000
-------------------------------------------------------------------------------
  TOTAL WASHINGTON                                                        7,940
-------------------------------------------------------------------------------


                                                           OCTOBER 31, 2004   47

EXPEDITION TAX-FREE MONEY MARKET FUND

STATEMENT OF NET ASSETS


                                                        FACE             VALUE
DESCRIPTION                                          AMT. (000)          (000)
-------------------------------------------------------------------------------
  WEST VIRGINIA - 0.8%
  Putnam County, Industrial Development RB,
     FMC Corporation Project (A) (B) (C)
     1.650%, 10/01/11                                   $1,200         $  1,200
-------------------------------------------------------------------------------
  TOTAL WEST VIRGINIA                                                     1,200
-------------------------------------------------------------------------------
  WISCONSIN - 2.4%
  Delavan Darien Wisconsin School District TRAN
     3.000%, 08/26/05                                    1,100            1,112
  Wisconsin State, Health & Educational
     Facilities Authority RB,
     Gundersen Lutheran Project, Ser B,
     FSA (A) (B)
     1.740%, 12/01/29                                    2,500            2,500
-------------------------------------------------------------------------------
  TOTAL WISCONSIN                                                         3,612
-------------------------------------------------------------------------------
  MULTI-STATE - 0.4%
  Greystone, Municipal Lease Certificate Trust
     Authority COP, Ser A (A) (B) (C)
     1.930%, 07/01/05                                      200              200
  Greystone, Tax Exempt Certificate Trust
     Authority RB, Senior Certificate of
     Beneficial Ownership Project (A) (B) (C)
     1.910%, 05/01/28                                      420              420
-------------------------------------------------------------------------------
  TOTAL MULTI-STATE                                                         620
-------------------------------------------------------------------------------
  SOUTH DAKOTA - 0.4%
  South Dakota State, Health & Educational
     Facilities Authority RB, Rapid City
     Regional Hospital, MBIA (A) (B)
     1.740%, 09/01/27                                      550              550
-------------------------------------------------------------------------------
  TOTAL SOUTH DAKOTA                                                        550
-------------------------------------------------------------------------------
  VIRGINIA - 2.4%
  Loudon County, Industrial Development
     Authority RB, Howard Hughes,
     Ser A (A) (B)
     1.710%, 02/15/38                                    3,600            3,600
-------------------------------------------------------------------------------
  TOTAL VIRGINIA                                                          3,600
-------------------------------------------------------------------------------
  TOTAL MUNICIPAL BONDS
     (COST $151,626)                                                    151,626
-------------------------------------------------------------------------------
  TOTAL INVESTMENTS - 99.8%
     (COST $151,626)                                                    151,626
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - 0.2%
Distribution Fees Payable                                                   (25)
Administrator Fees Payable                                                  (19)
Investment Advisory Fees Payable                                            (13)
Trustees' Fees Payable                                                       (4)
Custodian Fees Payable                                                       (3)
Other Assets and Liabilities, Net                                           413
-------------------------------------------------------------------------------
   TOTAL OTHER ASSETS & LIABILITIES                                         349
-------------------------------------------------------------------------------
   NET ASSETS - 100.0%                                                 $151,975
-------------------------------------------------------------------------------


48   OCTOBER 31, 2004

EXPEDITION TAX-FREE MONEY MARKET FUND

STATEMENT OF NET ASSETS


                                                                         VALUE
DESCRIPTION                                                              (000)
-------------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital of Institutional Shares
  (unlimited authorization -- no par value)
  based on 47,826,209 outstanding shares of
  beneficial interest                                                  $ 47,825
Portfolio Capital of Investment Investment Service Shares
  (unlimited authorization -- no par value)
  based on 85,334,857 outstanding shares of
  beneficial interest                                                    85,335
Portfolio Capital of Sweep Class Shares
  (unlimited authorization -- no par value)
  based on 18,830,600 outstanding shares of
  beneficial interest                                                    18,830
Accumulated net realized loss on investments                                (15)
-------------------------------------------------------------------------------
  NET ASSETS - 100.0%                                                  $151,975
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
  INSTITUTIONAL SHARES
  ($47,820,254 / 47,826,209 SHARES)                                       $1.00
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
  INVESTMENT SERVICE SHARES
  ($85,325,146 / 85,334,857 SHARES)                                       $1.00
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
  SWEEP CLASS SHARES
  ($18,829,666 / 18,830,600 SHARES)                                       $1.00
-------------------------------------------------------------------------------

(A) Floating rate security.
(B) Put & Demand Feature -- the date reported is the final maturity date, not the next reset or put date.
(C) Securities are held in conjunction with a letter of credit from a major bank or financial institution.
AMBAC -- American Municipal Bond Assurance Company
BAN -- Bond Anticipation Notes
COP -- Certificate of Participation
FGIC -- Financial Guaranty Insurance Corporation
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
FSA -- Financial Security Assurance
GO -- General Obligation
MBIA -- Municipal Bond Insurance Association
RB -- Revenue Bond
Ser -- Series
TAN -- Tax Anticipation Notes
TAW -- Tax Anticipation Warrants
TRAN -- Tax & Revenue Anticipation Notes
VHA -- Veterans Housing Authority



The accompanying notes are an integral part of the financial statements.


                                                           OCTOBER 31, 2004   49

STATEMENTS OF OPERATIONS (000)
For the year ended October 31, 2004

                                                     EXPEDITION     EXPEDITION
                                                       EQUITY      EQUITY INCOME
                                                        FUND           FUND
                                                     -----------    -----------
INVESTMENT INCOME:
   Dividends                                           $2,289         $  231
   Interest                                                13              1
   Less foreign tax withheld                               (3)            (2)
                                                       ------         ------
   Total investment income                              2,299            230
                                                       ------         ------
EXPENSES:
   Investment advisory fees                             1,316             80
   Administrator fees                                     351             75
   Custodian fees                                          35              2
   Distribution fees --
      Investment Shares - Class A                          20              1
      Investment Shares - Class B                         149              7
   Trustees' fees                                           6             --
   Transfer agency fee                                    340             97
   Professional fees                                       31             18
   Registration fees                                       24              2
   Printing expense                                        19              1
   Other fees                                              14              1
                                                       ------         ------
   Total expenses                                       2,305            284
                                                       ------         ------
   Less:
   Waiver of investment advisory fees                     (25)           (80)
   Reimbursement of expenses by investment advisor         --            (63)
                                                       ------         ------
   Net expenses                                         2,280            141
                                                       ------         ------
   NET INVESTMENT INCOME                                   19             89
                                                       ------         ------
   Net realized gain on investments                    12,213          1,067
   Net change in unrealized appreciation
      (depreciation) of investments                    (3,787)            52
                                                       ------         ------
   NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                       8,426          1,119
                                                       ------         ------
   NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                     $8,445         $1,208
                                                       ======         ======

Amounts designated as "--" are $0 or have been rounded to $0



The accompanying notes are an integral part of the financial statements.

50   OCTOBER 31, 2004

STATEMENTS OF OPERATIONS (000)
For the year ended October 31, 2004

                                                                    EXPEDITION
                                                     EXPEDITION      TAX-FREE
                                                     INVESTMENT     INVESTMENT
                                                     GRADE BOND     GRADE BOND
                                                        FUND           FUND
                                                     -----------    -----------
INVESTMENT INCOME:
   Interest                                             $5,721        $3,025
   Dividends                                                14             8
                                                        ------        ------
   Total investment income                               5,735         3,033
                                                        ------        ------
EXPENSES:
   Investment advisory fees                                551           337
   Administrator fees                                      221           135
   Custodian fees                                           22            13
   Distribution fees --
      Investment Shares - Class A                           13             1
      Investment Shares - Class B                           20             2
   Trustees' fees                                            3             2
   Transfer agency fee                                     145            92
   Professional fees                                        26            23
   Registration fees                                        19            11
   Printing expense                                         12             7
   Other fees                                               11            11
                                                        ------        ------
   Total expenses                                        1,043           634
                                                        ------        ------
   Less:
   Waiver of investment advisory fees                     (128)          (92)
                                                        ------        ------
   Net expenses                                            915           542
                                                        ------        ------
   NET INVESTMENT INCOME                                 4,820         2,491
                                                        ------        ------
   Net realized gain on investments                        478           336
   Net change in unrealized appreciation
      (depreciation) of investments                       (656)          292
                                                        ------        ------
   NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                                  (178)          628
                                                        ------        ------
   NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                      $4,642        $3,119
                                                        ======        ======



The accompanying notes are an integral part of the financial statements.


                                                           OCTOBER 31, 2004   51

STATEMENTS OF OPERATIONS (000)
For the year ended October 31, 2004

                                                                    EXPEDITION
                                                     EXPEDITION      TAX-FREE
                                                    MONEY MARKET   MONEY MARKET
                                                        FUND           FUND
                                                     -----------    -----------
INVESTMENT INCOME:
   Interest                                            $ 7,472        $2,040
   Dividends                                                53            --
                                                       -------        ------
   Total investment income                               7,525         2,040
                                                       -------        ------
EXPENSES:
   Investment advisory fees                              2,406           699
   Administrator fees                                    1,203           349
   Shareholder Servicing fees --
      Investment Service Shares                            742           203
      Sweep Class Shares                                   237            84
   Custodian fees                                          120            35
   Trustees' fees                                           19             6
   Transfer agency fee                                     358           107
   Registration fees                                        98            35
   Professional fees                                        66            32
   Printing expense                                         61            19
   Other fees                                               17             8
                                                       -------        ------
   Total expenses                                        5,327         1,577
                                                       -------        ------
   Less:
   Waiver of investment advisory fees                   (1,340)         (451)
   Waiver of administrator fees                           (301)          (87)
                                                       -------        ------
   Net expenses                                          3,686         1,039
                                                       -------        ------
   NET INVESTMENT INCOME                                 3,839         1,001
                                                       -------        ------
   Net realized loss on investments                         (6)           (2)
                                                       -------        ------
   NET REALIZED LOSS
   ON INVESTMENTS                                           (6)           (2)
                                                       -------        ------
   NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                     $ 3,833        $  999
                                                       =======        ======

Amounts designated as "--" are $0 or have been rounded to $0



The accompanying notes are an integral part of the financial statements.

52   OCTOBER 31, 2004

STATEMENTS OF CHANGES IN NET ASSETS (000)
For the years ended October 31,

                                                           EXPEDITION                  EXPEDITION
                                                             EQUITY                  EQUITY INCOME
                                                              FUND                        FUND
                                                    ------------------------    ------------------------
                                                      2004           2003          2004          2003
                                                    ----------    ----------    ----------    ----------
OPERATIONS:
Investment income                                    $     19      $    710      $    89        $    86
Net realized gain (loss) on investments                12,213       (22,249)       1,067         (2,349)
Net change in unrealized appreciation
   (depreciation) of investments                       (3,787)       53,720           52          4,184
                                                     --------      --------      -------        -------
Net increase in net assets resulting
   from operations                                      8,445        32,181        1,208          1,921
                                                     --------      --------      -------        -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income:
   Institutional Shares                                  (145)         (775)         (80)          (106)
   Investment Shares - Class A                             --           (10)          (2)            (2)
   Investment Shares - Class B                             --            --           (1)            --
Realized capital gains:
   Institutional Shares                                    --            --           --             (4)
   Investment Shares - Class A                             --            --           --             --
   Investment Shares - Class B                             --            --           --             --
                                                     --------      --------      -------        -------
   Total dividends and distributions                     (145)         (785)         (83)          (112)
                                                     --------      --------      -------        -------
CAPITAL SHARE TRANSACTIONS (1):
Institutional Shares:
   Proceeds from sales                                  7,044        11,892           --             39
   Shares issued in lieu of cash distributions             52           397           --             --
   Payments for redemptions                           (58,450)      (56,560)      (4,883)        (3,157)
                                                     --------      --------      -------        -------
Decrease in net assets from
   Investment Shares transactions                     (51,354)      (44,271)      (4,883)        (3,118)
                                                     --------      --------      -------        -------
Investment Shares - Class A:
   Proceeds from sales                                    816         1,872           35             26
   Shares issued in lieu of cash distributions             --             9            2              1
   Payments for redemptions                            (2,906)       (1,610)         (39)          (100)
                                                     --------      --------      -------        -------
Increase (decrease) in net assets from
   Investment Shares - Class A transactions            (2,090)          271           (2)           (73)
                                                     --------      --------      -------        -------
Investment Shares - Class B:
   Proceeds from sales                                  1,384         1,577          117             80
   Shares issued in lieu of cash distributions             --            --            1             --
   Payments for redemptions                            (3,311)       (2,176)        (282)          (164)
                                                     --------      --------      -------        -------
Decrease in net assets from
   Investment Shares - Class B transactions            (1,927)         (599)        (164)           (84)
                                                     --------      --------      -------        -------
Total decrease in net assets from
   capital share transactions                         (55,371)      (44,599)      (5,049)        (3,275)
                                                     --------      --------      -------        -------
   Total decrease in net assets                       (47,071)      (13,203)      (3,924)        (1,466)
                                                     --------      --------      -------        -------
NET ASSETS AT BEGINNING OF YEAR                       180,076       193,279       13,414         14,880
                                                     --------      --------      -------        -------
NET ASSETS AT END OF YEAR                            $133,005      $180,076      $ 9,490        $13,414
                                                     ========      ========      =======        =======
Undistributed net investment income
   included in net assets at year end                $     19      $    145      $     6        $    --
                                                     ========      ========      =======        =======

(1) See note 5 in the notes to financial statements for additional information.
Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

                                                           OCTOBER 31, 2004   53

STATEMENTS OF CHANGES IN NET ASSETS (000)
For the years ended October 31,

                                                                                       EXPEDITION
                                                           EXPEDITION                   TAX-FREE
                                                        INVESTMENT GRADE            INVESTMENT GRADE
                                                           BOND FUND                   BOND FUND
                                                    ------------------------    ------------------------
                                                       2004          2003          2004          2003
                                                    ----------    ----------    ----------    ----------
OPERATIONS:
Investment income                                    $  4,820      $  5,265      $  2,491      $  2,668
Net realized gain on investments                          478           776           336         1,425
Net change in unrealized appreciation
   (depreciation) of investments                         (656)       (1,476)          292          (711)
                                                     --------      --------      --------      --------
Net increase in net assets resulting
   from operations                                      4,642         4,565         3,119         3,382
                                                     --------      --------      --------      --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income:
   Institutional Shares                                (4,574)       (5,021)       (2,468)       (2,652)
   Investment Shares - Class A                           (216)         (231)          (10)          (15)
   Investment Shares - Class B                            (67)          (73)           (6)           (6)
Realized capital gains:
   Institutional Shares                                    --            --        (1,416)       (1,267)
   Investment Shares - Class A                             --            --            (4)          (14)
   Investment Shares - Class B                             --            --            (4)           (4)
                                                     --------      --------      --------      --------
   Total dividends and distributions                   (4,857)       (5,325)       (3,908)       (3,958)
                                                     --------      --------      --------      --------
CAPITAL SHARE TRANSACTIONS (1):
Institutional Shares:
   Proceeds from sales                                 10,484        27,319         4,365        10,476
   Shares issued in lieu of cash distributions          2,672         2,852           960           989
   Payments for redemptions                           (18,563)      (33,137)      (14,195)      (14,752)
                                                     --------      --------      --------      --------
Decrease in net assets from
   Institutional Shares transactions                   (5,407)       (2,966)       (8,870)       (3,287)
                                                     --------      --------      --------      --------
Investment Shares - Class A:
   Proceeds from sales                                     87           489           328           182
   Shares issued in lieu of cash distributions            171           179            14            28
   Payments for redemptions                              (727)         (525)         (252)         (723)
                                                     --------      --------      --------      --------
Increase (decrease) in net assets from
   Investment Shares - Class A transactions              (469)          143            90          (513)
                                                     --------      --------      --------      --------
Investment Shares - Class B:
   Proceeds from sales                                    273           669             5            41
   Shares issued in lieu of cash distributions             63            67             8             7
   Payments for redemptions                              (725)         (510)          (13)          (51)
                                                     --------      --------      --------      --------
Increase (decrease) in net assets from
   Investment Shares - Class B transactions              (389)          226            --            (3)
                                                     --------      --------      --------      --------
Total decrease in net assets from
   capital share transactions                          (6,265)       (2,597)       (8,780)       (3,803)
                                                     --------      --------      --------      --------
   Total decrease in net assets                        (6,480)       (3,357)       (9,569)       (4,379)
                                                     --------      --------      --------      --------
NET ASSETS AT BEGINNING OF YEAR                       114,174       117,531        71,736        76,115
                                                     --------      --------      --------      --------
NET ASSETS AT END OF YEAR                            $107,694      $114,174      $ 62,167      $ 71,736
                                                     ========      ========      ========      ========
Undistributed net investment income
   included in net assets at year end                $     --      $     --      $     24      $       17
                                                     ========      ========      ========      ==========

(1) See note 5 in the notes to financial statements for additional information.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


54   OCTOBER 31, 2004

STATEMENTS OF CHANGES IN NET ASSETS (000)
For the years ended October 31,

                                                                                       EXPEDITION
                                                           EXPEDITION                   TAX-FREE
                                                          MONEY MARKET                MONEY MARKET
                                                              FUND                        FUND
                                                    ------------------------    ------------------------
                                                       2004          2003          2004          2003
                                                    ----------    ----------    ----------    ----------
OPERATIONS:
Investment income                                   $    3,839     $   4,347     $   1,001     $   1,321
Net realized gain (loss) on investments                     (6)           24            (2)           (3)
                                                    ----------     ---------     ---------     ---------
Net increase in net assets resulting
   from operations                                       3,833         4,371           999         1,318
                                                    ----------     ---------     ---------     ---------
DIVIDENDS TO SHAREHOLDERS FROM:
Investment income:
   Institutional Shares                                 (1,913)       (2,064)         (512)         (727)
   Investment Service Shares                            (1,650)       (2,081)         (405)         (512)
   Sweep Class Shares                                     (278)         (249)          (84)          (81)
                                                    ----------     ---------     ---------     ---------
Total dividends                                         (3,841)       (4,394)       (1,001)       (1,320)
                                                    ----------     ---------     ---------     ---------
CAPITAL SHARE TRANSACTIONS (1):
Institutional Shares:
   Proceeds from sales                              $1,028,696       831,364       246,684       395,054
   Shares issued in lieu of cash distributions              65            90            --            --
   Payments for redemptions                         (1,055,443)     (818,571)     (282,981)     (408,728)
                                                    ----------     ---------     ---------     ---------
Increase (decrease) in net assets from
   Institutional Shares transactions                   (26,682)       12,883       (36,297)      (13,674)
                                                    ----------     ---------     ---------     ---------
Investment Service Shares:
   Proceeds from sales                                 820,319       646,623       203,064       231,192
   Shares issued in lieu of cash distributions             126           214             2             4
   Payments for redemptions                           (869,884)     (689,955)     (204,801)     (220,987)
                                                    ----------     ---------     ---------     ---------
Increase (decrease) in net assets from
   Investment Service Shares transactions              (49,439)      (43,118)       (1,735)       10,209
                                                    ----------     ---------     ---------     ---------
Sweep Class Shares:
   Proceeds from sales                                 198,220       153,774        62,477        62,132
   Shares issued in lieu of cash distributions             259           233            23            19
   Payments for redemptions                           (185,787)     (150,961)      (66,406)      (47,843)
                                                    ----------     ---------     ---------     ---------
Increase (decrease) in net assets from
   Sweep Class Shares transactions                      12,692         3,046        (3,906)       14,308
                                                    ----------     ---------     ---------     ---------
Total increase (decrease) in net assets from
   capital share transactions                          (63,429)      (27,189)      (41,938)       10,843
                                                    ----------     ---------     ---------     ---------
   Total increase (decrease) in net assets             (63,437)      (27,212)      (41,940)       10,841
                                                    ----------     ---------     ---------     ---------
NET ASSETS AT BEGINNING OF YEAR                        618,557       645,769       193,915       183,074
                                                    ----------     ---------     ---------     ---------
NET ASSETS AT END OF YEAR                           $  555,120     $ 618,557     $ 151,975     $ 193,915
                                                    ==========     =========     =========     =========
Undistributed net investment income
   included in net assets at year end               $       --     $       2     $      --     $      --
                                                    ==========     =========     =========     =========

(1) See note 5 in the notes to financial statements for additional information.

Amounts designated as "--" are either $0 or have been rounded to $0.



The accompanying notes are an integral part of the financial statements.

                                                           OCTOBER 31, 2004   55

FINANCIAL HIGHLIGHTS


For a Share Outstanding Throughout Each Period

-----------------------------------------------------------------------------------------------------------------
                                                         REALIZED AND
                                  NET           NET       UNREALIZED                  DIVIDENDS
                              ASSET VALUE,  INVESTMENT     GAINS OR        TOTAL       FROM NET       DIVIDENDS
                               BEGINNING      INCOME     (LOSSES) ON       FROM       INVESTMENT        FROM
                               OF PERIOD      (LOSS)      INVESTMENTS   OPERATIONS      INCOME      CAPITAL GAINS
-----------------------------------------------------------------------------------------------------------------
EQUITY FUND
-----------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2004                           $ 7.39       $ 0.03         $ 0.34       $ 0.37        $(0.01)         $   --
  2003                             6.14         0.04           1.24         1.28         (0.03)             --
  2002                             7.99         0.01          (1.86)       (1.85)           --              --
  2001                            14.25        (0.01)         (4.44)       (4.45)           --           (1.81)
  2000                            13.09        (0.02)          2.67         2.65            --           (1.49)

  Investment Shares - Class A
  2004                           $ 7.33       $(0.02)        $ 0.36       $ 0.34        $   --          $   --
  2003                             6.08         0.02           1.24         1.26         (0.01)             --
  2002                             7.93        (0.02)         (1.83)       (1.85)           --              --
  2001                            14.18        (0.03)         (4.41)       (4.44)           --           (1.81)
  2000                            13.06        (0.03)          2.64         2.61            --           (1.49)

  Investment Shares - Class B
  2004                           $ 7.03       $(0.11)        $ 0.39       $ 0.28        $   --          $   --
  2003                             5.87        (0.04)          1.20         1.16            --              --
  2002                             7.72        (0.07)         (1.78)       (1.85)           --              --
  2001                            13.95        (0.09)         (4.33)       (4.42)           --           (1.81)
  2000                            12.96        (0.08)          2.56         2.48            --           (1.49)
-----------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
-----------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2004                           $ 6.65       $ 0.06         $ 0.68       $ 0.74        $(0.06)         $   --
  2003                             5.78         0.05           0.87         0.92         (0.05)++           --
  2002                             7.42         0.04          (1.64)       (1.60)        (0.04)             --
  2001                            10.77         0.05          (2.82)       (2.77)        (0.05)          (0.53)
  2000(1)                         10.00         0.07           0.76         0.83         (0.06)             --

  Investment Shares - Class A
  2004                           $ 6.64       $ 0.04         $ 0.69       $ 0.73        $(0.05)         $   --
  2003                             5.77         0.04           0.87         0.91         (0.04)++           --
  2002                             7.41         0.02          (1.64)       (1.62)        (0.02)             --
  2001                            10.76         0.04          (2.83)       (2.79)        (0.03)          (0.53)
  2000(2)                          9.78         0.04           1.00         1.04         (0.06)             --

  Investment Shares - Class B
  2004                           $ 6.58       $(0.04)        $ 0.70       $ 0.66        $(0.01)         $   --
  2003                             5.73        (0.02)          0.87         0.85            --*++           --
  2002                             7.38        (0.03)         (1.62)       (1.65)           --              --
  2001                            10.75        (0.02)         (2.82)       (2.84)           --           (0.53)
  2000(3)                          9.82         0.01           0.94         0.95         (0.02)              --

 * Amount represents less than $0.01.
 + Returns are for the period indicated and have not been annualized. ++ Includes Return of Capital of $0.0003.


The accompanying notes are an integral part of the financial statements.

56   OCTOBER 31, 2004



                                     TOTAL      NET ASSET                                 RATIO OF
                                   DIVIDENDS      VALUE,                   NET ASSETS     EXPENSES
                                      AND         END OF        TOTAL        END OF      TO AVERAGE
                                 DISTRIBUTIONS    PERIOD       RETURN+    PERIOD (000)   NET ASSETS
---------------------------------------------------------------------------------------------------
EQUITY FUND
---------------------------------------------------------------------------------------------------
  Institutional Shares
  2004                             $(0.01)        $ 7.75         4.97%      $112,114        1.20%
  2003                              (0.03)          7.39        20.99%       156,142        1.18%
  2002                                 --           6.14       (23.15)%      173,038        1.16%
  2001                              (1.81)          7.99       (34.99)%      288,992        1.10%
  2000                              (1.49)         14.25        22.01%       422,148        1.05%

  Investment Shares - Class A
  2004                             $   --         $ 7.67         4.64%      $  7,220        1.45%
  2003                              (0.01)          7.33        20.72%         8,910        1.43%
  2002                                 --           6.08       (23.33)%        7,100        1.41%
  2001                              (1.81)          7.93       (35.11)%       11,253        1.35%
  2000                              (1.49)         14.18        21.73%        10,090        1.30%

  Investment Shares - Class B
  2004                             $   --         $ 7.31         3.98%      $ 13,671        2.20%
  2003                                 --           7.03        19.76%        15,024        2.18%
  2002                                 --           5.87       (23.96)%       13,141        2.16%
  2001                              (1.81)          7.72       (35.61)%       18,186        2.10%
  2000                              (1.49)         13.95        20.80%        20,358        2.05%
---------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
---------------------------------------------------------------------------------------------------
  Institutional Shares
  2004                             $(0.06)        $ 7.33        11.22%      $  8,573        1.25%
  2003                              (0.05)++        6.65        16.12%        12,422        1.25%
  2002                              (0.04)          5.78       (21.66)%       13,865        1.25%
  2001                              (0.58)          7.42       (26.99)%       20,401        1.25%
  2000(1)                           (0.06)         10.77         8.36%        34,420        1.25%

  Investment Shares - Class A
  2004                             $(0.05)        $ 7.32        11.00%      $    304        1.50%
  2003                              (0.04)++        6.64        15.84%           277        1.50%
  2002                              (0.02)          5.77       (21.87)%          309        1.50%
  2001                              (0.56)          7.41       (27.19)%          408        1.50%
  2000(2)                           (0.06)         10.76        10.60%           286        1.50%

  Investment Shares - Class B
  2004                             $(0.01)        $ 7.23        10.01%      $    613        2.25%
  2003                                 --*++        6.58        14.85%           715        2.25%
  2002                                 --           5.73       (22.36)%          706        2.25%
  2001                              (0.53)          7.38       (27.66)%          836        2.25%
  2000(3)                           (0.02)         10.75         9.71%           427        2.25%

                                                    RATIO OF
                                                    EXPENSES
                                                   TO AVERAGE
                                    RATIO OF       NET ASSETS
                                   INVESTMENT      (EXCLUDING
                                  INCOME (LOSS)     WAIVERS
                                   TO AVERAGE         AND         PORTFOLIO
                                   NET ASSETS    REIMBURSEMENT) TURNOVER RATE
-----------------------------------------------------------------------------
EQUITY FUND
-----------------------------------------------------------------------------
  Institutional Shares
  2004                                0.11%           1.22%         57.50%
  2003                                0.51%           1.18%         66.18%
  2002                                0.16%           1.16%         47.88%
  2001                               (0.09)%          1.10%         79.08%
  2000                               (0.22)%          1.05%         64.54%

  Investment Shares - Class A
  2004                               (0.14)%          1.47%         57.50%
  2003                                0.24%           1.43%         66.18%
  2002                               (0.09)%          1.41%         47.88%
  2001                               (0.32)%          1.35%         79.08%
  2000                               (0.49)%          1.30%         64.54%

  Investment Shares - Class B
  2004                               (0.89)%          2.22%         57.50%
  2003                               (0.50)%          2.18%         66.18%
  2002                               (0.84)%          2.16%         47.88%
  2001                               (1.08)%          2.10%         79.08%
  2000                               (1.24)%          2.05%         64.54%
----------------------------------------------------------------------------
EQUITY INCOME FUND
----------------------------------------------------------------------------
  Institutional Shares
  2004                                0.89%           2.58%         27.35%
  2003                                0.70%           2.23%         99.66%
  2002                                0.56%           1.72%         93.43%
  2001                                0.60%           1.42%         88.73%
  2000(1)                             1.00%           1.25%         73.31%

  Investment Shares - Class A
  2004                                0.73%           2.83%         27.35%
  2003                                0.46%           2.48%         99.66%
  2002                                0.32%           1.97%         93.43%
  2001                                0.32%           1.67%         88.73%
  2000(2)                             0.84%           1.50%         73.31%

  Investment Shares - Class B
  2004                               (0.04)%          3.58%         27.35%
  2003                               (0.29)%          3.23%         99.66%
  2002                               (0.43)%          2.72%         93.43%
  2001                               (0.45)%          2.42%         88.73%
  2000(3)                            (0.15)%          2.25%         73.31%

(1) Commenced operations on March 3, 2000. All ratios for the period have been annualized.

(2) Commenced operations on March 10, 2000. All ratios for the period have been annualized.

(3) Commenced operations on March 15, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.


                                                           OCTOBER 31, 2004   57

FINANCIAL HIGHLIGHTS


For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                         NET                       REALIZED AND                   DIVIDENDS
                                     ASSET VALUE,      NET          UNREALIZED         TOTAL       FROM NET     DISTRIBUTIONS
                                      BEGINNING     INVESTMENT   GAINS OR (LOSSES)      FROM      INVESTMENT        FROM
                                      OF PERIOD       INCOME      ON INVESTMENTS     OPERATIONS     INCOME      CAPITAL GAINS
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE BOND FUND
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2004                                 $10.70         $0.47           $(0.02)          $0.45        $(0.47)        $   --
  2003                                  10.77          0.49            (0.07)           0.42         (0.49)            --
  2002                                  10.60          0.53             0.17            0.70         (0.53)            --
  2001                                   9.72          0.53             0.88            1.41         (0.53)            --
  2000                                   9.65          0.53             0.07            0.60         (0.53)            --

  Investment Shares - Class A
  2004                                 $10.69         $0.45           $(0.02)          $0.43        $(0.45)        $   --
  2003                                  10.76          0.46            (0.07)           0.39         (0.46)            --
  2002                                  10.59          0.50             0.17            0.67         (0.50)            --
  2001                                   9.71          0.50             0.88            1.38         (0.50)            --
  2000                                   9.64          0.51             0.07            0.58         (0.51)            --

  Investment Shares - Class B
  2004                                 $10.71         $0.37           $(0.01)          $0.36        $(0.37)        $   --
  2003                                  10.78          0.38            (0.07)           0.31         (0.38)            --
  2002                                  10.61          0.42             0.17            0.59         (0.42)            --
  2001                                   9.72          0.43             0.89            1.32         (0.43)            --
  2000                                   9.64          0.44             0.08            0.52         (0.44)            --
---------------------------------------------------------------------------------------------------------------------------
TAX-FREE INVESTMENT GRADE BOND FUND
---------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2004                                 $10.91         $0.40           $ 0.13           $0.53        $(0.40)        $(0.22)
  2003                                  11.00          0.39             0.10            0.49         (0.39)         (0.19)
  2002(1)                               10.89          0.43             0.15            0.58         (0.43)         (0.04)
  2001                                  10.37          0.44             0.52            0.96         (0.44)            --
  2000(2)                               10.00          0.31             0.37            0.68         (0.31)            --

  Investment Shares - Class A
  2004                                 $10.91         $0.37           $ 0.12           $0.49        $(0.37)        $(0.22)
  2003                                  10.99          0.36             0.11            0.47         (0.36)         (0.19)
  2002(1)                               10.88          0.40             0.15            0.55         (0.40)         (0.04)
  2001                                  10.36          0.42             0.52            0.94         (0.42)            --
  2000(3)                               10.05          0.28             0.31            0.59         (0.28)            --

  Investment Shares - Class B
  2004                                 $10.91         $0.29           $ 0.12           $0.41        $(0.29)        $(0.22)
  2003                                  10.99          0.28             0.11            0.39         (0.28)         (0.19)
  2002(1)                               10.89          0.32             0.14            0.46         (0.32)         (0.04)
  2001                                  10.37          0.34             0.52            0.86         (0.34)            --
  2000(4)                               10.18          0.13             0.19            0.32         (0.13)            --

+ Returns are for the period indicated and have not been annualized.

(1) As required, effective November 1, 2001, the Funds adopted the provisions of the AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES that requires it to record the accretion of market discounts.



The accompanying notes are an integral part of the financial statements.

58   OCTOBER 31, 2004

----------------------------------------------------------------------------------------
                                         TOTAL       NET ASSET
                                       DIVIDENDS      VALUE,                 NET ASSETS
                                          AND         END OF      TOTAL        END OF
                                     DISTRIBUTIONS    PERIOD     RETURN+    PERIOD (000)
----------------------------------------------------------------------------------------
INVESTMENT GRADE BOND FUND
----------------------------------------------------------------------------------------
  Institutional Shares
  2004                                  $(0.47)      $ 10.68       4.33%    $ 101,031
  2003                                   (0.49)        10.70       3.89%      106,643
  2002                                   (0.53)        10.77       6.88%      110,312
  2001                                   (0.53)        10.60      15.00%      119,279
  2000                                   (0.53)         9.72       6.49%      136,354

  Investment Shares - Class A
  2004                                  $(0.45)      $10.67       4.07%       $ 4,931
  2003                                   (0.46)       10.69       3.63%         5,407
  2002                                   (0.50)       10.76       6.61%         5,305
  2001                                   (0.50)       10.59      14.72%         5,262
  2000                                   (0.51)        9.71       6.22%         5,222

  Investment Shares - Class B
  2004                                  $(0.37)      $10.70       3.39%       $ 1,732
  2003                                   (0.38)       10.71       2.86%         2,124
  2002                                   (0.42)       10.78       5.82%         1,914
  2001                                   (0.43)       10.61      13.99%         1,059
  2000                                   (0.44)        9.72       5.54%           204
--------------------------------------------------------------------------------------
TAX-FREE INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------------
  Institutional Shares
  2004                                  $(0.62)      $ 10.82      4.98%       $61,555
  2003                                   (0.58)        10.91      4.57%        71,211
  2002(1)                                (0.47)        11.00      5.50%        75,064
  2001                                   (0.44)        10.89      9.53%        86,461
  2000(2)                                (0.31)        10.37      6.84%        84,729

  Investment Shares - Class A
  2004                                  $(0.59)      $ 10.81      4.62%       $   393
  2003                                   (0.55)        10.91      4.40%           305
  2002(1)                                (0.44)        10.99      5.24%           827
  2001                                   (0.42)        10.88      9.26%           872
  2000(3)                                (0.28)        10.36      5.95%           523

  Investment Shares - Class B
  2004                                  $(0.51)      $ 10.81      3.84%       $   219
  2003                                   (0.47)        10.91      3.63%           220
  2002(1)                                (0.36)        10.99      4.36%           224
  2001                                   (0.34)        10.89      8.45%           182
  2000(4)                                (0.13)        10.37      3.16%             3

-----------------------------------------------------------------------------------------------------------
                                                     RATIO OF NET
                                       RATIO OF       INVESTMENT       RATIO OF EXPENSES
                                       EXPENSES       INCOME TO      TO AVERAGE NET ASSETS
                                      TO AVERAGE       AVERAGE        (EXCLUDING WAIVERS       PORTFOLIO
                                      NET ASSETS      NET ASSETS      AND REIMBURSEMENTS)     TURNOVER RATE
-----------------------------------------------------------------------------------------------------------
INVESTMENT GRADE BOND FUND
-----------------------------------------------------------------------------------------------------------
  Institutional Shares
  2004                                   0.80%          4.40%                0.92%                25.05%
  2003                                   0.80%          4.42%                0.89%                27.97%
  2002                                   0.80%          5.06%                0.90%                13.80%
  2001                                   0.77%          5.35%                0.86%                29.53%
  2000                                   0.75%          5.61%                0.89%                77.09%

  Investment Shares - Class A
  2004                                   1.05%          4.15%                1.17%                25.05%
  2003                                   1.05%          4.17%                1.14%                27.97%
  2002                                   1.05%          4.81%                1.15%                13.80%
  2001                                   1.02%          5.09%                1.11%                29.53%
  2000                                   1.00%          5.32%                1.14%                77.09%

  Investment Shares - Class B
  2004                                   1.80%          3.40%                1.92%                25.05%
  2003                                   1.80%          3.42%                1.89%                27.97%
  2002                                   1.80%          4.03%                1.90%                13.80%
  2001                                   1.77%          4.30%                1.86%                29.53%
  2000                                   1.75%          4.58%                1.89%                77.09%
-----------------------------------------------------------------------------------------------------------
TAX-FREE INVESTMENT GRADE BOND FUND
-----------------------------------------------------------------------------------------------------------
  Institutional Shares
  2004                                   0.80%          3.70%                0.94%                17.37%
  2003                                   0.80%          3.54%                0.91%                38.86%
  2002(1)                                0.80%          3.96%                0.88%                23.39%
  2001                                   0.77%          4.22%                0.83%                29.84%
  2000(2)                                0.65%          4.58%                0.75%                42.74%

  Investment Shares - Class A
  2004                                   1.05%          3.47%                1.19%                17.37%
  2003                                   1.05%          3.31%                1.16%                38.86%
  2002(1)                                1.05%          3.71%                1.13%                23.39%
  2001                                   1.02%          3.96%                1.08%                29.84%
  2000(3)                                0.90%          4.36%                1.00%                42.74%

  Investment Shares - Class B
  2004                                   1.80%          2.71%                1.94%                17.37%
  2003                                   1.80%          2.54%                1.91%                38.86%
  2002(1)                                1.80%          2.96%                1.88%                23.39%
  2001                                   1.77%          3.18%                1.83%                29.84%
  2000(4)                                1.65%          3.56%                1.75%                42.74%


    The effect of this change for the year ended October 31, 2002 was a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for period prior to November 1, 2001 have not been restated to reflect this change in accounting.

(2) Commenced operations on March 3, 2000. All ratios for the period have been annualized.

(3) Commenced operations on March 10, 2000. All ratios for the period have been annualized.

(4) Commenced operations on June 23, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.


                                                           OCTOBER 31, 2004   59

FINANCIAL HIGHLIGHTS


For a Share Outstanding Throughout Each Period

-----------------------------------------------------------------------------------------------------------------------------
                                        NET                        REALIZED AND                   DIVIDENDS
                                    ASSET VALUE,        NET         UNREALIZED         TOTAL       FROM NET     DISTRIBUTIONS
                                     BEGINNING      INVESTMENT         GAINS            FROM      INVESTMENT        FROM
                                     OF PERIOD        INCOME      ON INVESTMENTS     OPERATIONS     INCOME      CAPITAL GAINS
-----------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2004                                 $1.00           $0.01           $--             $0.01        $(0.01)          $--
  2003                                  1.00            0.01            --              0.01         (0.01)          $--
  2002                                  1.00            0.01            --              0.01         (0.01)           --
  2001                                  1.00            0.04            --              0.04         (0.04)           --
  2000                                  1.00            0.06            --              0.06         (0.06)           --

  Investment Service Shares
  2004                                 $1.00           $0.01           $--             $0.01        $(0.01)          $--
  2003                                  1.00            0.01            --              0.01         (0.01)           --
  2002                                  1.00            0.01            --              0.01         (0.01)           --
  2001                                  1.00            0.04            --              0.04         (0.04)           --
  2000                                  1.00            0.06            --              0.06         (0.06)           --

  Sweep Class Shares
  2004                                 $1.00           $  --           $--             $  --        $   --*          $--
  2003                                  1.00            0.01            --              0.01         (0.01)           --
  2002                                  1.00            0.02            --              0.02         (0.02)           --
  2001                                  1.00            0.04            --              0.04         (0.04)           --
  2000(1)                               1.00            0.01            --              0.01         (0.01)           --
----------------------------------------------------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2004                                 $1.00           $0.01           $--             $0.01        $(0.01)          $--
  2003                                  1.00            0.01            --              0.01         (0.01)           --
  2002                                  1.00            0.01            --              0.01         (0.01)           --
  2001                                  1.00            0.03            --              0.03         (0.03)           --
  2000                                  1.00            0.04            --              0.04         (0.04)           --

  Investment Service Shares
  2004                                 $1.00           $  --           $--             $  --        $   --*          $--
  2003                                  1.00            0.01            --              0.01         (0.01)           --
  2002                                  1.00            0.01            --              0.01         (0.01)           --
  2001                                  1.00            0.03            --              0.03         (0.03)           --
  2000                                  1.00            0.03            --              0.03         (0.03)           --

  Sweep Class Shares
  2004                                 $1.00           $  --           $--             $  --        $   --*          $--
  2003                                  1.00              --            --                --            --*           --
  2002                                  1.00            0.01            --              0.01         (0.01)           --
  2001                                  1.00            0.03            --              0.03         (0.03)           --
  2000(1)                               1.00            0.01            --              0.01         (0.01)           --

* Amount represents less than $0.01.

+ Returns are for the period indicated and have not been annualized.

(1) Commenced operations on August 1, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.



The accompanying notes are an integral part of the financial statements.

60   OCTOBER 31, 2004

--------------------------------------------------------------------------------------------
                                        TOTAL        NET ASSET
                                      DIVIDENDS       VALUE,                     NET ASSETS
                                         AND          END OF        TOTAL          END OF
                                    DISTRIBUTIONS     PERIOD       RETURN+      PERIOD (000)
--------------------------------------------------------------------------------------------
MONEY MARKET FUND
--------------------------------------------------------------------------------------------
  Institutional Shares
  2004                                $(0.01)         $1.00          0.80%        $224,527
  2003                                 (0.01)          1.00          0.88%         251,212
  2002                                 (0.01)          1.00          1.56%         238,337
  2001                                 (0.04)          1.00          4.61%         147,806
  2000                                 (0.06)          1.00          5.96%         130,891
  Investment Service Shares
  2004                                $(0.01)         $1.00          0.55%        $264,401
  2003                                 (0.01)          1.00          0.63%         313,845
  2002                                 (0.01)          1.00          1.31%         356,976
  2001                                 (0.04)          1.00          4.35%         377,922
  2000                                 (0.06)          1.00          5.69%         324,583
  Sweep Class Shares
  2004                                $   --*         $1.00          0.43%        $ 66,192
  2003                                 (0.01)          1.00          0.51%          53,500
  2002                                 (0.02)          1.00          1.18%          50,456
  2001                                 (0.04)          1.00          4.22%          52,530
  2000(1)                              (0.01)          1.00          1.53%          31,979
--------------------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------------------
  Institutional Shares
  2004                                $(0.01)         $1.00          0.75%        $ 47,820
  2003                                 (0.01)          1.00          0.79%          84,116
  2002                                 (0.01)          1.00          1.28%          97,792
  2001                                 (0.03)          1.00          2.97%          35,939
  2000                                 (0.04)          1.00          3.80%           5,622

  Investment Service Shares
  2004                                $   --*         $1.00          0.50%        $ 85,325
  2003                                 (0.01)          1.00          0.54%          87,062
  2002                                 (0.01)          1.00          1.02%          76,854
  2001                                 (0.03)          1.00          2.71%         113,519
  2000                                 (0.03)          1.00          3.54%          72,535

  Sweep Class Shares
  2004                                $   --*         $1.00          0.38%        $ 18,830
  2003                                    --*          1.00          0.42%          22,737
  2002                                 (0.01)          1.00          0.90%           8,428
  2001                                 (0.03)          1.00          2.59%           4,069
  2000(1)                              (0.01)          1.00          1.00%           2,058

----------------------------------------------------------------------------------------
                                                    RATIO OF NET
                                     RATIO OF        INVESTMENT      RATIO OF EXPENSES
                                     EXPENSES        INCOME TO     TO AVERAGE NET ASSETS
                                    TO AVERAGE        AVERAGE       (EXCLUDING WAIVERS
                                    NET ASSETS       NET ASSETS     AND REIMBURSEMENTS)
----------------------------------------------------------------------------------------
MONEY MARKET FUND
----------------------------------------------------------------------------------------
  Institutional Shares
  2004                                 0.45%            0.80%               0.72%
  2003                                 0.45%            0.85%               0.67%
  2002                                 0.45%            1.54%               0.68%
  2001                                 0.45%            4.59%               0.72%
  2000                                 0.43%            5.79%               0.69%

  Investment Service Shares
  2004                                 0.70%            0.56%               0.97%
  2003                                 0.70%            0.62%               0.92%
  2002                                 0.70%            1.30%               0.93%
  2001                                 0.70%            4.17%               0.97%
  2000                                 0.68%            5.62%               0.94%

  Sweep Class Shares
  2004                                 0.82%            0.43%               1.09%
  2003                                 0.82%            0.49%               1.04%
  2002                                 0.82%            1.18%               1.05%
  2001                                 0.82%            3.96%               1.09%
  2000(1)                              0.80%            5.95%               1.06%
---------------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND
---------------------------------------------------------------------------------------
  Institutional Shares
  2004                                 0.43%            0.72%               0.74%
  2003                                 0.43%            0.80%               0.67%
  2002                                 0.43%            1.25%               0.68%
  2001                                 0.43%            2.55%               0.76%
  2000                                 0.43%            3.61%               0.69%

  Investment Service Shares
  2004                                 0.68%            0.50%               0.99%
  2003                                 0.68%            0.53%               0.92%
  2002                                 0.68%            1.03%               0.93%
  2001                                 0.68%            2.62%               1.01%
  2000                                 0.68%            3.48%               0.94%

  Sweep Class Shares
  2004                                 0.80%            0.37%               1.11%
  2003                                 0.80%            0.39%               1.04%
  2002                                 0.80%            0.91%               1.05%
  2001                                 0.80%            2.31%               1.13%
  2000(1)                              0.80%            3.81%               1.06%


                                                           OCTOBER 31, 2004   61

NOTES TO FINANCIAL STATEMENTS



(1) ORGANIZATION

The Expedition Funds (the "Trust") were organized on August 7, 1989 and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company offering the following Funds as of October 31, 2004: the Expedition Equity Fund (the "Equity Fund"), the Expedition Equity Income Fund (the "Equity Income Fund"),the Expedition Investment Grade Bond Fund (the "Investment Grade Bond Fund"), the Expedition Tax-Free Investment Grade Bond Fund (the "Tax-Free Investment Grade Bond Fund"), the Expedition Money Market Fund (the "Money Market Fund"), and the Expedition Tax-Free Money Market Fund (the "Tax-Free Money Market Fund") (each a "Fund", collectively, the "Funds"). The Funds are registered to offer three classes of shares. The Equity, Equity Income, Investment Grade Bond, and Tax-Free
Investment Grade Bond Funds offer Institutional Shares, Investment Shares - Class A and Investment Shares - Class B, and the Money Market and Tax-Free Money Market Funds offer Institutional Shares, Investment Service Shares and Sweep Class Shares. The assets of each Fund are segregated and a shareholder's interest is limited to the Funds in which shares are held. The investment objectives, policies, and strategies of the Funds are described in their prospectuses.

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds consider the risk of loss from such claims to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America.

USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and income reported in the financial statements. Actual results could differ from those estimated.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.


62   OCTOBER 31, 2004

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees the ("Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

REPURCHASE AGREEMENTS -- It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Compass Asset Management, a division of Compass Bank, the Funds' investment advisor (the "Advisor"), to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts, and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the Investment Grade Bond Fund, the Tax-Free Investment Grade Bond Fund, the Money Market Fund and the Tax-Free Money Market Fund are declared daily and paid monthly. The Equity Fund and the Equity Income Fund declare and pay dividends from net investment income, if any, quarterly. Any net realized capital gains will be distributed at least annually for all Funds.

WHEN-ISSUED  AND  DELAYED-DELIVERY  TRANSACTIONS  -- The  Funds  may  engage  in when-issued or delayed-delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased upon settlement. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and


                                                           OCTOBER 31, 2004   63

NOTES TO FINANCIAL STATEMENTS



begin earning interest on the settlement date. At October 31, 2004, no such securities were held by the Funds.

INVESTING IN GOVERNMENT SPONSORED ENTERPRISES -- The Investment Grade Bond and Money Market Funds invest in securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac") and similar United States Government sponsored entities such as Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Banks ("FHLB's"). Freddie Mac, Fannie Mae and FHLB's, although chartered and sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by Freddie Mac, Fannie Mae, FHLB's are neither guaranteed nor insured by the United States Government.

EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative daily net assets.

CLASSES -- Class specific expenses are borne by that class. Income, non-class specific expenses, and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

(3) INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND SERVICE AGREEMENTS

INVESTMENT ADVISORY FEE -- The Advisor, receives for its services annual advisory fees based on the Funds' average daily net assets. The Advisor may voluntarily choose to waive any portion of its fee. The Advisor can modify or terminate these voluntary waivers at any time at its sole discretion.

Accordingly, the advisory fee and voluntary expense limitations for each Fund are as follows:
--------------------------------------------------------------------------------
                                                                     VOLUNTARY
                                                         ADVISORY     EXPENSE
                                                           FEES     LIMITATIONS
--------------------------------------------------------------------------------
Equity Fund, Institutional Shares                          0.75%       1.25%
Equity Fund, Investment Shares - Class A                   0.75%       1.50%
Equity Fund, Investment Shares - Class B                   0.75%       2.25%
Equity Income Fund, Institutional Shares                   0.75%       1.25%
Equity Income Fund, Investment Shares - Class A            0.75%       1.50%
Equity Income Fund, Investment Shares - Class B            0.75%       2.25%
Investment Grade Bond Fund, Institutional Shares           0.50%       0.80%
Investment Grade Bond Fund, Investment Shares - Class A    0.50%       1.05%
Investment Grade Bond Fund, Investment Shares - Class B    0.50%       1.80%
Tax-Free Investment Grade Bond Fund,
   Institutional Shares                                    0.50%       0.80%
Tax-Free Investment Grade Bond Fund,
   Investment Shares - Class A                             0.50%       1.05%
Tax-Free Investment Grade Bond Fund,
   Investment Shares - Class B                             0.50%       1.80%
Money Market Fund, Institutional Shares                    0.40%       0.45%
Money Market Fund, Investment Service Shares               0.40%       0.70%
Money Market Fund, Sweep Class Shares                      0.40%       0.82%
Tax-Free Money Market Fund, Institutional Shares           0.40%       0.43%
Tax-Free Money Market Fund, Investment Service Shares      0.40%       0.68%
Tax-Free Money Market Fund, Sweep Class Shares             0.40%       0.80%


64   OCTOBER 31, 2004

INVESTMENT SUB-ADVISOR -- Weiss, Peck & Greer, L.L.C. ("WPG") serves as the Tax-Free Money Market Fund's investment sub-advisor under a sub-advisory agreement (the "Sub-Advisory Agreement") with the Advisor. Under the Sub-Advisory Agreement, WPG invests the assets of the Fund on a daily basis, and continuously administers the investment program of the Fund.

WPG is entitled to a fee which is paid by the Advisor and which is calculated daily and paid monthly, at an annual rate of: 0.075% of the Fund's average daily net assets up to $150 million; 0.05% of the next $350 million of the Fund's average daily net assets, 0.04% of the next $500 million of the Funds' average daily net assets; and 0.03% of the Fund's average daily net assets over $1 billion.

ADMINISTRATIVE FEE -- The Trust and SEI Investments Global Funds Services (the "Administrator"), a Delaware business trust, are parties to an administration agreement (the "Agreement") dated June 9, 1997, under which the Administrator provides the Trust with certain legal, accounting, and shareholder services for an annual fee equal to the higher of $75,000 or 0.20% of the Funds' average daily net assets. The Administrator may voluntarily waive its fee, subject to termination at any time by the Administrator, to the extent necessary to limit the total operating expenses of a Fund. The Administrator waived 0.05% of its fee for the Money Market and Tax Free Money Market Funds.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES -- The Trust and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement dated June 9, 1997. The Equity, Equity Income, Investment Grade Bond, and Tax-Free Investment Grade Bond Funds have adopted Distribution Plans for Investment Shares - Class A and Investment Shares - Class B. Under the terms of each Plan the Funds pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares and 1.00% of the average daily net assets of Class B Shares, which may be used by the Distributor to provide compensation for sales support and distribution activities.

The Money Market and Tax-Free Money Market Funds have adopted and entered into a Shareholder Service Plan and Agreement with the Distributor. Each Fund pays the Distributor a monthly shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of each Fund's Investment Service Shares and Sweep Class Shares, which may be used by the Distributor to provide compensation to service providers that have agreed to provide certain shareholders support services for their customers who own such Shares of the Funds.

ADMINISTRATIVE SERVICING FEES -- To the extent that investors buy Sweep Class Shares through Compass Bank or any of its affiliates providing sub-accounting, sub-transfer agency services or other administrative services, including Compass Brokerage, Inc., those entities may receive administrative servicing fees, payable from the Funds' assets, of up to 0.12% of each Fund's average daily net assets attributable to Sweep Class Shares.

CUSTODIAN FEES -- Compass Bank serves as the Funds' custodian. Their fee is based on a rate of 0.02% of each Fund's average daily net assets for the period, plus out-of-pocket expenses.


                                                           OCTOBER 31, 2004   65

NOTES TO FINANCIAL STATEMENTS



(4) TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of the Administrator and the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in the Money Market Fund or the Tax-Free Money Market Fund (the "Money Market Funds"), provided that investments in the Money Market Funds do not exceed 25% of the investing Fund's total assets.

--------------------------------------------------------------------------------

(5) CAPITAL SHARE TRANSACTIONS (000)

For the years ended October 31,

                                                        EXPEDITION            EXPEDITION
                                                          EQUITY             EQUITY INCOME
                                                           FUND                   FUND
                                                  --------------------    --------------------
                                                    2004        2003        2004        2003
                                                  --------    --------    --------    --------
Institutional Shares:
   Shares issued                                       926       1,756          --           7
   Shares issued in lieu of cash distributions           7          64          --          --
   Shares redeemed                                  (7,595)     (8,868)       (699)       (536)
                                                  --------    --------    --------    --------
   Increase (decrease) from
       Institutional Shares transactions            (6,662)     (7,048)       (699)       (529)
                                                  --------    --------    --------    --------
Investment Shares - Class A and
   Investment Service Shares, respectively:
   Shares issued                                       107         292           5           5
   Shares issued in lieu of cash distributions          --           2          --          --
   Shares redeemed                                    (382)       (246)         (5)        (17)
                                                  --------    --------    --------    --------
   Increase (decrease) from Investment Shares -
      Class A and Investment Service Shares
      transactions, respectively                      (275)         48          --         (12)
                                                  --------    --------    --------    --------
Investment Shares - Class B and
   Sweep Class Shares, respectively:
   Shares issued                                       190         252          17          14
   Shares issued in lieu of cash distributions          --          --          --          --
   Shares redeemed                                    (456)       (354)        (41)        (28)
                                                  --------    --------    --------    --------
   Increase (decrease) from Investment Shares -
      Class B and Sweep Class Shares
      transactions, respectively                      (266)       (102)        (24)        (14)
                                                  --------    --------    --------    --------
   TOTAL INCREASE (DECREASE)
      FROM SHARE TRANSACTIONS                       (7,203)     (7,102)       (723)       (555)
                                                  ========    ========    ========    ========

Amounts designated as "--" are either $0 or have been rounded to $0.




66  OCTOBER 31, 2004

                                                        EXPEDITION         EXPEDITION TAX-FREE
                                                     INVESTMENT GRADE       INVESTMENT GRADE
                                                        BOND FUND               BOND FUND
                                                  --------------------    --------------------
                                                    2004        2003        2004        2003
                                                  --------    --------    --------    --------
Institutional Shares:
   Shares issued                                       984       2,515         403         957
   Shares issued in lieu of cash distributions         251         263          89          92
   Shares redeemed                                  (1,746)     (3,052)     (1,328)     (1,350)
                                                  --------    --------    --------    --------
   Increase (decrease) from
       Institutional Shares transactions              (511)       (274)       (836)       (301)
                                                  --------    --------    --------    --------
Investment Shares - Class A and
   Investment Service Shares, respectively:
   Shares issued                                         8          45          30          16
   Shares issued in lieu of cash distributions          16          17           1           3
   Shares redeemed                                     (68)        (49)        (23)        (66)
                                                  --------    --------    --------    --------
   Increase (decrease) from Investment Shares -
      Class A and Investment Service Shares
      transactions, respectively                       (44)         13           8         (47)
                                                  --------    --------    --------    --------
Investment Shares - Class B and
   Sweep Class Shares, respectively:
   Shares issued                                        26          61          --           4
   Shares issued in lieu of cash distributions           6           6           1           1
   Shares redeemed                                     (68)        (47)         (1)         (5)
                                                  --------    --------    --------    --------
   Increase (decrease) from Investment Shares -
      Class B and Sweep Class Shares
      transactions, respectively                       (36)         20          --          --
                                                  --------    --------    --------    --------
   TOTAL INCREASE (DECREASE)
      FROM SHARE TRANSACTIONS                         (591)       (241)       (828)       (348)
                                                  ========    ========    ========    ========

                                                         EXPEDITION                  EXPEDITION
                                                        MONEY MARKET               TAX-FREE MONEY
                                                            FUND                    MARKET FUND
                                                  ------------------------    ------------------------
                                                     2004          2003          2004          2003
                                                  ----------    ----------      --------    ----------
Institutional Shares:
   Shares issued                                   1,028,696       831,364       246,684       395,054
   Shares issued in lieu of cash distributions            65            90            --            --
   Shares redeemed                                (1,055,443)     (818,571)     (282,981)     (408,728)
                                                  ----------    ----------    ----------    ----------
   Increase (decrease) from
       Institutional Shares transactions             (26,682)       12,883       (36,297)      (13,674)
                                                  ----------    ----------    ----------    ----------
Investment Shares - Class A and
   Investment Service Shares, respectively:
   Shares issued                                     820,319       646,623       203,064       231,192
   Shares issued in lieu of cash distributions           126           214             2             4
   Shares redeemed                                  (869,884)     (689,955)     (204,801)     (220,987)
                                                  ----------    ----------    ----------    ----------
   Increase (decrease) from Investment Shares -
      Class A and Investment Service Shares
      transactions, respectively                     (49,439)      (43,118)       (1,735)       10,209
                                                  ----------    ----------    ----------    ----------
Investment Shares - Class B and
   Sweep Class Shares, respectively:
   Shares issued                                     198,220       153,774        62,477        62,132
   Shares issued in lieu of cash distributions           259           233            23            19
   Shares redeemed                                  (185,787)     (150,961)      (66,406)      (47,843)
                                                  ----------    ----------    ----------    ----------
   Increase (decrease) from Investment Shares -
      Class B and Sweep Class Shares
      transactions, respectively                      12,692         3,046        (3,906)       14,308
                                                  ----------    ----------    ----------    ----------
   TOTAL INCREASE (DECREASE)
      FROM SHARE TRANSACTIONS                        (63,429)      (27,189)      (41,938)       10,843
                                                  ==========    ==========    ==========    ==========


                                                           OCTOBER 31, 2004   67

NOTES TO FINANCIAL STATEMENTS

(6) INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investments, excluding short-term securities, for the year ended October 31, 2004, were as follows (000):

                                                                TAX-FREE
                                        EQUITY    INVESTMENT   INVESTMENT
                             EQUITY     INCOME    GRADE BOND   GRADE BOND
                              FUND       FUND        FUND         FUND
                            --------   --------   ----------   ----------
Purchases
   U.S. Government .......  $     --    $   --     $18,989      $    --
   Other .................    99,314     2,918       7,972       11,164
Sales and Maturities
   U.S. Government .......        --        --      23,042           --
   Other .................   154,143     8,067      10,481       19,772

(7) FEDERAL TAX INFTORMATION

It is each Fund's policy to continue to comply with the provisions of the Internal Revenue Code of 1986 (Subchapter M), as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for Federal tax are necessary.

Dividends from net investment income and distributions from net realized capital gains, if any, are determined in accordance with U.S. Federal income tax regulations. Certain book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, at October 31, 2004, the following reclassifications were made to the Funds primarily attributable to different treatment for gains and losses on paydowns of mortgage- and asset-backed securities for tax purposes (000):

                                 UNDISTRIBUTED     ACCUMULATED
                                NET INVESTMENT       REALIZED
                                 INCOME/(LOSS)     GAIN/(LOSS)
                                --------------     ------------
Investment Grade
   Bond Fund .............           $37              $(37)

These reclassifications had no effect on net assets or net asset value per share.




68   OCTOBER 31, 2004

The tax character of dividends and distributions declared during the years ended October 31, 2004, and October 31, 2003, were as follows (000):

                          TAX-FREE   ORDINARY    LONG-TERM     RETURN OF
                           INCOME     INCOME    CAPITAL GAIN    CAPITAL     TOTAL
                          --------   --------   ------------   ---------   --------
Equity Fund
   2004 ................   $   --     $  145      $   --          $--       $  145
   2003 ................       --        785          --           --          785
Equity Income Fund
   2004 ................       --         83          --           --           83
   2003 ................       --        108          --            4          112
Investment Grade
   Bond Fund
   2004 ................       --      4,857          --           --        4,857
   2003 ................       --      5,325          --           --        5,325
Tax-Free Investment
   Grade Bond Fund
   2004 ................    2,480          3       1,425           --        3,908
   2003 ................    2,534         --       1,424           --        3,958
Money Market Fund
   2004 ................       --      3,841          --           --        3,841
   2003 ................       --      4,394          --           --        4,394
Tax-Free Money
   Market Fund
   2004 ................    1,001         --          --           --        1,001
   2003 ................    1,320         --          --           --        1,320

As of October 31, 2004, the components of Distributable Earnings (Accumulated Losses) were as follows (000):

                                                                                                                 TOTAL
                                                UNDISTRIBUTED                                                DISTRIBUTABLE
                UNDISTRIBUTED   UNDISTRIBUTED     LONG-TERM        CAPITAL                        OTHER        EARNINGS
                 TAX EXEMPT       ORDINARY         CAPITAL          LOSS        UNREALIZED      TEMPORARY    (ACCUMULATED
                   INCOME          INCOME           GAIN        CARRYFORWARDS   APPRECIATION   DIFFERENCES      LOSSES)
                -------------   -------------   -------------   -------------   ------------   -----------   -------------
Equity Fund        $ --             $ 19            $ --          $(82,672)        $10,559        $  --         $(72,094)
Equity Income
   Fund              --                6              --            (7,885)          1,324           --           (6,555)
Investment
   Grade Bond
   Fund              --              402              --              (950)          8,567         (402)           7,617
Tax-Free
   Investment
   Grade Bond
   Fund             207               --             336                --           4,071         (183)           4,431
Money Market
   Fund              --              587              --                (5)             --         (587)              (5)
Tax-Free Money
   Market Fund      129               --              --               (15)             --         (129)             (15)


                                                           OCTOBER 31, 2004   69

NOTES TO FINANCIAL STATEMENTS



For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At October 31, 2004, the Funds had the following capital loss carryforwards (000):

                                                                                TOTAL
                                                                               CAPITAL
                                                                                 LOSS
                                                                                CARRY-
                   EXPIRES   EXPIRES   EXPIRES   EXPIRES   EXPIRES   EXPIRES   FORWARD
                    2012      2011      2010      2009      2008      2007     10/31/04
                   -------   -------   -------   -------   -------   -------   --------
Equity Fund        $    --   $22,416   $33,297   $26,959   $    --    $  --     $82,672
Equity Income
   Fund                 --     2,567     5,318        --        --       --       7,885
Investment Grade
   Bond Fund            --        --        --        --       950       --         950
Money Market
   Fund                  5        --        --        --        --       --           5
Tax-Free Money
   Market Fund           2         3         2        --         1        7          15

During the year ended October 31, 2004, the Equity Fund, Equity In come Fund and
the  Investment  Grade  Bond  Fund  utilized   capital  loss   carryforwards  of
$10,121,910, $999,059 and $441,434 to offset capital gains, respectively.

For Federal income tax purposes, the cost of securities owned at October 31, 2004, and the net realized gains or losses on securities sold for the period were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2004, were as follows (000):

                                                               NET
                       FEDERAL   APPRECIATED  DEPRECIATED   UNREALIZED
                      TAX COST   SECURITIES   SECURITIES   APPRECIATION
                      ---------  -----------  -----------  ------------
Equity Fund .......    $123,001    $16,377      $(5,818)     $10,559
Equity Income
   Fund ...........       8,116      1,415          (91)       1,324
Investment Grade
   Bond Fund ......      98,068      8,567           --        8,567
Tax-Free Investment
   Grade Bond Fund       57,523      4,071           --        4,071




70   OCTOBER 31, 2004

(8) SUBSEQUENT EVENT

At a board meeting held on December 10, 2004, the Board of Trustees of the Trust approved an agreement and plan of reorganization (the "Reorganization Agreement") between the Expedition Equity Fund and the Goldman Sachs Core U.S. Equity Fund, the Expedition Equity Income Fund and the Goldman Sachs Growth and Income Fund, the Expedition Investment Grade Bond Fund and the Goldman Sachs Core Fixed Income Fund, the Expedition Tax-Free Investment Grade Bond Fund and the Goldman Sachs Municipal Income Fund, the Expedition Money Market Fund and the Goldman Sachs Financial Square Prime Obligations Fund and the Expedition Tax-Free Money Market Fund and the Goldman Sachs Financial Square Tax-Free Money Market Fund.

The Reorganization Agreement sets forth the terms by which the Expedition Funds will transfer their assets and liabilities to the Goldman Sachs Funds in exchange for their shares of the Goldman Sachs Funds, and subsequently distribute those Goldman Sachs Funds' shares to Fund Shareholders (the "Reorganization"). As a result of the reorganization, each shareholder will effectively become a shareholder of the Goldman Sachs Funds.

Shareholders are required to approve the Reorganization by voting, in proxy or in person, at a special meeting of shareholders. If approved by shareholders, the Reorganization is expected to occur on or about February 25, 2005. Please read your prospectus/proxy statement carefully as it provides more detailed information about the proposed Reorganization, the Goldman Sachs Funds and the special meeting.




                                                           OCTOBER 31, 2004   71

TRUSTEES AND OFFICERS OF THE EXPEDITION FUNDS (UNAUDITED)


Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The following chart lists Trustees and Officers as of November 16, 2004. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-992-2085.

                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                    IN THE EXPEDITION
                                            TERM OF                                       TRUST
                           POSITION(S)     OFFICE AND                                  OVERSEEN BY
  NAME, ADDRESS,            HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION(S)          BOARD             OTHER DIRECTORSHIPS
      AGE(1)                THE TRUST    TIME SERVED(2)    DURING PAST 5 YEARS            MEMBER          HELD BY BOARD MEMBER(3)
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
-------------
JOHN T. COONEY               Trustee      (Since 1993)   Vice Chairman of                   6            Trustee of the Advisors'
77 yrs. old                                              Ameritrust Texas N.A.,                          Inner Circle Fund, The
                                                         1989-1992, and MTrust                           MDL Funds, and The
                                                         Corp., 1985-1989.                               Advisors' Inner Circle
                                                                                                         Fund II.
----------------------------------------------------------------------------------------------------------------------------------
ROBERT A. PATTERSON          Trustee      (Since 1993)   Pennsylvania State                 6            Member and Treasurer,
87 yrs. old                                              University, Senior Vice                         Board of Trustees of
                                                         President, Treasurer                            Grove City College.
                                                         (Emeritus); Financial                           Trustee of The Advisors'
                                                         and Investment                                  Inner Circle Fund, The
                                                         Consultant, Professor of                        MDL Funds, and The
                                                         Transportation since                            Advisors' Inner Circle
                                                         1984; Vice President-                           Fund II.
                                                         Investments, Treasurer,
                                                         Senior Vice President
                                                         (Emeritus), 1982-1984.
                                                         Director, Pennsylvania
                                                         Research Corp.
----------------------------------------------------------------------------------------------------------------------------------
EUGENE B. PETERS             Trustee      (Since 1993)   Private investor from              6            Trustee of the Advisors'
75 yrs. old                                              1987 to present. Vice                           Inner Circle Fund, The
                                                         President and Chief                             MDL Funds, and The
                                                         Financial officer,                              Advisors' Inner Circle
                                                         Western Company of North                        Fund II.
                                                         America (petroleum ser-
                                                         vice company),
                                                         1980-1986. President of
                                                         Gene Peters and
                                                         Associates (import
                                                         company), 1978-1980.
                                                         President and Chief
                                                         Executive Officer of
                                                         Jos. Schlitz Brewing
                                                         Company before 1978.
----------------------------------------------------------------------------------------------------------------------------------
JAMES M. STOREY              Trustee      (Since 1994)   Attorney, solo                     6            Trustee of the Advisors'
73 yrs. old                                              practitioner since 1994.                        Inner Fund, The MDL
                                                         Partner, Dechert (law                           Funds, The Advisors'
                                                         firm), September 1987-                          Inner Circle Fund II,
                                                         December 1993.                                  SEI Asset Allocation
                                                                                                         Trust, SEI Daily Income
                                                                                                         Trust, SEI Index Funds,
                                                                                                         SEI Institutional
                                                                                                         International Trust,
                                                                                                         SEI Institutional
                                                                                                         Investments Trust, SEI
                                                                                                         Institutional Managed
                                                                                                         Trust, SEI Liquid Asset
                                                                                                         Trust, SEI Tax Exempt
                                                                                                         Trust, State Street
                                                                                                         Research Funds,
                                                                                                         Massachusetts Health and
                                                                                                         Education Tax-Exempt
                                                                                                         Trust.
----------------------------------------------------------------------------------------------------------------------------------

1 Unless otherwise noted, the business address of each Trustee is SEI
  Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.


72-73  OCTOBER 31, 2004

TRUSTEES AND OFFICERS OF THE EXPEDITION FUNDS (UNAUDITED)

                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                    IN THE EXPEDITION
                                            TERM OF                                       TRUST
                           POSITION(S)     OFFICE AND                                  OVERSEEN BY
  NAME, ADDRESS,            HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION(S)          BOARD            OTHER DIRECTORSHIPS
      AGE(1)                THE TRUST    TIME SERVED(2)    DURING PAST 5 YEARS           MEMBER(3)          HELD BY BOARD MEMBER(3)
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)
-------------------------
GEORGE J. SULLIVAN, JR.      Trustee      (Since 1999)   Chief Executive Officer,           6            Trustee, State Street
62 yrs. old                                              Newfound Consultants,                           Navigator Securities
                                                         Inc. since April 1997.                          Lending Trust, since
                                                         General Partner, Teton                          1995. Trustee of The
                                                         Partners, L.P., June                            Advisors' Inner Circle
                                                         1991-December 1996;                             Fund, The MDL Funds, The
                                                         Chief Financial Officer,                        Advisors' Inner Circle
                                                         Nobel Partners, L.P.,                           Fund II, SEI Asset
                                                         March 1991-December                             Allocation Trust, SEI
                                                         1996; Treasurer and                             Daily Income Trust, SEI
                                                         Clerk, Peak Asset                               Index Funds, SEI
                                                         Management, Inc., since                         Institutional
                                                         1991.                                           International Trust, SEI
                                                                                                         Institutional
                                                                                                         Investments Trust, SEI
                                                                                                         Institutional Managed
                                                                                                         Trust, SEI Liquid Asset
                                                                                                         Trust, SEI Tax Exempt
                                                                                                         Trust, SEI Absolute
                                                                                                         Return Master Fund, LP,
                                                                                                         SEI Opportunity Master
                                                                                                         Fund, LP, SEI Absolute
                                                                                                         Return Fund, LP and SEI
                                                                                                         Opportunity Fund, LP.
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS
-------------
ROBERT A. NESHER           Chairman       (Since 1991)   Currently performs                 6            Trustee of The Advisors'
58 yrs. old                of the Board                  various services on                             Inner Circle Fund,
                           of Trustees                   behalf of SEI                                   Bishop Street Funds, The
                                                         Investments for which                           Advisors' Inner Circle
                                                         Mr. Nesher is                                   Fund II, The MDL Funds,
                                                         compensated. Executive                          SEI Asset Allocation
                                                         Vice President of SEI                           Trust, SEI Daily Income
                                                         Investments, 1986-1994.                         Trust, SEI Index Funds,
                                                         Director and Executive                          SEI Institutional
                                                         Vice president of the                           International Trust, SEI
                                                         Administrator and the                           Institutional
                                                         Distributor, 1981-1994.                         Investments Trust, SEI
                                                                                                         Institutional Managed
                                                                                                         Trust, SEI Liquid Asset
                                                                                                         Trust, SEI Tax Exempt
                                                                                                         Trust, SEI Opportunity
                                                                                                         Master Fund, L.P., SEI
                                                                                                         Opportunity Fund, L.P.,
                                                                                                         SEI Absolute Return
                                                                                                         Master Fund, L.P., SEI
                                                                                                         Absolute Return Fund,
                                                                                                         L.P., SEI Global Master
                                                                                                         Fund, PLC, SEI Global
                                                                                                         Assets Fund, PLC, SEI
                                                                                                         Global Investments Fund,
                                                                                                         PLC and SEI Investments
                                                                                                         Global, Limited.
----------------------------------------------------------------------------------------------------------------------------------

1 Unless otherwise noted, the business address of each Trustee is SEI
  Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.


                                                         74-75  OCTOBER 31, 2004

TRUSTEES AND OFFICERS OF THE EXPEDITION FUNDS (UNAUDITED)

                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                    IN THE ADVISORS'
                                            TERM OF                                 INNER CIRCLE FUND
                           POSITION(S)     OFFICE AND                                  OVERSEEN BY          OTHER DIRECTORSHIPS
  NAME, ADDRESS,            HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION(S)          BOARD                HELD BY BOARD
      AGE(1)                THE TRUST    TIME SERVED(2)    DURING PAST 5 YEARS        MEMBER/OFFICER         MEMBER(3)/OFFICER
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS (CONTINUED)
-------------------------
WILLIAM M. DORAN             Trustee      (Since 1992)   Self-employed consultant           6            Director of SEI
1701 Market Street                                       since 2003. Director of                         Investments Company and
Philadelphia, PA 19103                                   the Distributor since                           SEI Investments
64 yrs. old                                              2003. Partner, Morgan,                          Distribution Co.,
                                                         Lewis & Bockius LLP (law                        Trustee of The Advisors'
                                                         firm), counsel to the                           Inner Circle Fund, The
                                                         Trust, SEI Investments,                         MDL Funds, The Advisors'
                                                         the Administrator and                           Inner Circle Fund II,
                                                         the Distributor from                            SEI Asset Allocation
                                                         1976-2003. Director of                          Trust, SEI Daily Income
                                                         SEI Investments since                           Trust, SEI Index Funds,
                                                         1974; Secretary of SEI                          SEI Institutional
                                                         Investments since 1978.                         International Trust, SEI
                                                                                                         Institutional
                                                                                                         Investments Trust, SEI
                                                                                                         Institutional Managed
                                                                                                         Trust, SEI Liquid Asset
                                                                                                         Trust and SEI Tax Exempt
                                                                                                         Trust.
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------
JAMES F. VOLK, CPA          President     (Since 2003)   Senior Operations                 N/A                      N/A
42 yrs. old                                              Officer, SEI
                                                         Investments, Fund
                                                         Accounting and
                                                         Administration since
                                                         1996; Assistant Chief
                                                         Accountant of the U.S.
                                                         Securities & Exchange
                                                         Commission's from
                                                         1993-1996.
----------------------------------------------------------------------------------------------------------------------------------
PETER GOLDEN                Controller    (Since 2001)   Director, SEI                     N/A                      N/A
40 yrs. old                 and Chief                    Investments, Fund
                            Financial                    Accounting and
                             Officer                     Administration since
                                                         June 2001. From March
                                                         2000 to 2001, Vice
                                                         President of Funds
                                                         Administration for J.P.
                                                         Morgan Chase & Co. From
                                                         1997 to 2000, Vice
                                                         President of Pension and
                                                         Mutual Fund Accounting
                                                         for Chase Manhattan
                                                         Bank.
----------------------------------------------------------------------------------------------------------------------------------
WILLIAM E. ZITELLI            Chief       (Since 2004)   Vice President and                N/A                      N/A
36 yrs. old                 Compliance                   Assistant Secretary of
                             Officer                     SEI Investments Global
                                                         Funds Services and SEI
                                                         Investments Distribution
                                                         Co. from 2000-2004;
                                                         Vice President, Merrill
                                                         Lynch & Co. Asset
                                                         Management Group from
                                                         1998-2000; Associate at
                                                         Pepper Hamilton LLP from
                                                         1997-1998.
----------------------------------------------------------------------------------------------------------------------------------

1 Unless otherwise noted, the business address of each Trustee is SEI
  Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.


76-77  OCTOBER 31, 2004

TRUSTEES AND OFFICERS OF THE EXPEDITION FUNDS (UNAUDITED)

                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                            TERM OF                                 IN THE ADVISORS'
                           POSITION(S)     OFFICE AND                               INNER CIRCLE FUND
     NAME, ADDRESS,         HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION(S)       OVERSEEN BY          OTHER DIRECTORSHIPS
         AGE(1)             THE TRUST     TIME SERVED      DURING PAST 5 YEARS           OFFICER              HELD BY OFFICER
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------------------
JAMES NDIAYE                   Vice       (Since 2004)   Employed by SEI                   N/A                      N/A
36 yrs. old                 President                    Investments Company
                               and                       since 2004, Vice
                            Secretary                    President, Deutsche
                                                         Asset Management from
                                                         2003-2004, Associate,
                                                         Morgan, Lewis & Bockius
                                                         LLP 2000-2003, Counsel,
                                                         Assistant Vice
                                                         President, ING Variable
                                                         Annuities Group
                                                         1999-2000. Senior
                                                         Counsel The Dreyfus
                                                         Corporation, 1997-1999.
----------------------------------------------------------------------------------------------------------------------------------
TIMOTHY D. BARTO               Vice       (Since 2000)   General Counsel, Vice             N/A                      N/A
36 yrs. old                 President                    President and Secretary
                               and                       of SEI Investments
                            Assistant                    Global Funds Services
                            Secretary                    since 1999; Associate,
                                                         Dechert (law firm) from
                                                         1997-1999; Associate,
                                                         Richter, Miller & Finn
                                                         (law firm) from
                                                         1994-1997.
----------------------------------------------------------------------------------------------------------------------------------
JOHN MUNERA                    Vice       (Since 2002)   Middle Office Compliance          N/A                      N/A
41 yrs. old                 President                    Officer at SEI
                               and                       Investments since 2000;
                            Assistant                    Supervising Examiner at
                            Secretary                    Federal Reserve Bank of
                                                         Philadelphia from
                                                         1998-2000.
----------------------------------------------------------------------------------------------------------------------------------
PHILIP T. MASTERSON            Vice       (Since 2004)   Employed by SEI                   N/A                      N/A
40 yrs. old                 President                    Investments Company
                               and                       since 2004; General
                            Assistant                    Counsel, Citco Mutual
                            Secretary                    Fund Services from
                                                         2003-2004; Vice
                                                         President and Assistant
                                                         Counsel from 2001-2003
                                                         and Vice President and
                                                         Assistant Counsel,
                                                         Oppenheimer Funds from
                                                         1997-2001.
----------------------------------------------------------------------------------------------------------------------------------

1 The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.




                                                 OCTOBER 31, 2004   78-79

EXPEDITION FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED)



All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

o HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown do not apply to your specific investment.


80   OCTOBER 31, 2004

EXPEDITION FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

-----------------------------------------------------------------------------------------
                                 BEGINNING         ENDING                       EXPENSE
                                  ACCOUNT         ACCOUNT       ANNUALIZED       PAID
                                   VALUE           VALUE         EXPENSE        DURING
                                  4/30/04         10/31/04        RATIOS        PERIOD*
-----------------------------------------------------------------------------------------
EQUITY FUND
-----------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Shares             $1,000.00       $1,010.90         1.23%        $ 6.22
Investment Shares - Class A      $1,000.00       $1,009.20         1.48%        $ 7.47
Investment Shares - Class B      $1,000.00       $1,005.50         2.23%        $11.24
HYPOTHETICAL 5% RETURN
Institutional Shares             $1,000.00       $1,018.95         1.23%        $ 6.24
Investment Shares - Class A      $1,000.00       $1,017.70         1.48%        $ 7.51
Investment Shares - Class B      $1,000.00       $1,013.93         2.23%        $11.29
----------------------------------------------------------------------------------------
EQUITY INCOME FUND
----------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Shares             $1,000.00       $1,064.30         1.25%        $ 6.49
Investment Shares - Class A      $1,000.00       $1,063.00         1.50%        $ 7.78
Investment Shares - Class B      $1,000.00       $1,058.10         2.25%        $11.64
HYPOTHETICAL 5% RETURN
Institutional Shares             $1,000.00       $1,018.85         1.25%        $ 6.34
Investment Shares - Class A      $1,000.00       $1,017.60         1.50%        $ 7.61
Investment Shares - Class B      $1,000.00       $1,013.83         2.25%        $11.39
----------------------------------------------------------------------------------------
INVESTMENT GRADE BOND FUND
----------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Shares             $1,000.00       $1,037.30         0.80%        $ 4.10
Investment Shares - Class A      $1,000.00       $1,036.00         1.05%        $ 5.37
Investment Shares - Class B      $1,000.00       $1,033.00         1.80%        $ 9.20
HYPOTHETICAL 5% RETURN
Institutional Shares             $1,000.00       $1,021.11         0.80%        $ 4.06
Investment Shares - Class A      $1,000.00       $1,019.86         1.05%        $ 5.33
Investment Shares - Class B      $1,000.00       $1,016.09         1.80%        $ 9.12
----------------------------------------------------------------------------------------
TAX-FREE INVESTMENT GRADE BOND FUND
----------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Shares             $1,000.00       $1,042.50         0.80%        $ 4.11
Investment Shares - Class A      $1,000.00       $1,041.20         1.05%        $ 5.39
Investment Shares - Class B      $1,000.00       $1,037.30         1.80%        $ 9.22
HYPOTHETICAL 5% RETURN
Institutional Shares             $1,000.00       $1,021.11         0.80%        $ 4.06
Investment Shares - Class A      $1,000.00       $1,019.86         1.05%        $ 5.33
Investment Shares - Class B      $1,000.00       $1,016.09         1.80%        $ 9.12
----------------------------------------------------------------------------------------
MONEY MARKET FUND
----------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Shares             $1,000.00       $1,004.80         0.45%        $ 2.27
Investment Service Shares        $1,000.00       $1,003.60         0.70%        $ 3.53
Sweep Class Shares               $1,000.00       $1,003.00         0.82%        $ 4.13
HYPOTHETICAL 5% RETURN
Institutional Shares             $1,000.00       $1,022.87         0.45%        $ 2.29
Investment Service Shares        $1,000.00       $1,021.62         0.70%        $ 3.56
Sweep Class Shares               $1,000.00       $1,021.01         0.82%        $ 4.17
----------------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND
----------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Shares             $1,000.00       $1,004.30         0.43%        $ 2.17
Investment Service Shares        $1,000.00       $1,003.00         0.68%        $ 3.42
Sweep Class Shares               $1,000.00       $1,002.40         0.80%        $ 4.03
HYPOTHETICAL 5% RETURN
Institutional Shares             $1,000.00       $1,022.97         0.43%        $ 2.19
Investment Service Shares        $1,000.00       $1,021.72         0.68%        $ 3.46
Sweep Class Shares               $1,000.00       $1,021.11         0.80%        $ 4.06
-----------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).


                                                           OCTOBER 31, 2004   81

NOTICE TO SHAREHOLDERS (UNAUDITED)



For shareholders that do not have a October 31, 2004 tax year end, this notice is for informational purposes only. For shareholders with a October 31, 2004, please consult your tax advisor as to the pertinence of this notice. For this fiscal year ended October 31, 2004, each Fund is designating the following items with regard to distributions paid during the year.

                                                                                                                Qualifying
                     Long Term       Qualified                                                                   Dividend
                     (15% Rate)       5-Year         Ordinary                                                     Income
                    Capital Gain       Gain           Income       Tax Exempt       Total        Qualifying    (15% Tax Rate
                    Distribution   Distributions   Distributions    Interest    Distributions   Dividends(1)    For QDI)(2)
                    ------------   -------------   -------------   ----------   -------------   ------------   -------------
Equity Fund             0.00%          0.00%          100.00%         0.00%        100.00%        100.00%         100.00%
Equity Income
   Fund                 0.00%          0.00%          100.00%         0.00%        100.00%        100.00%         100.00%
Investment
   Grade Bond
   Fund(3)              0.00%          0.00%          100.00%         0.00%        100.00%          0.00%           0.00%
Tax-Free
   Investment
   Grade Bond          36.27%          0.00%            0.07%        63.66%        100.00%          0.00%           0.00%
Money Market
   Fund                 0.00%          0.00%          100.00%         0.00%        100.00%          0.00%           0.00%
Tax-Free
   Money Market
   Fund                 0.00%          0.00%            0.00%       100.00%        100.00%          0.00%           0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions."

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief
    Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by the law.

    The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

(3) For the Investment Grade Bond Fund, a total of 30.84% of the dividends distributed during the fiscal year was derived from interest on U.S. Government Securities which is generally exempt from state income tax.




82   OCTOBER 31, 2004

NOTES

NOTES

[Logo Omitted] EXPEDITION FUNDS(R)

INVESTMENT ADVISOR
Compass Asset Management,
a division of Compass Bank
15 South 20th Street
Birmingham, Alabama 35233

DISTRIBUTOR:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

TRANSFER AGENT:
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

SERVICING AGENT:
Boston Financial Data Services, Inc.
Two Heritage Drive
Quincy, Massachusetts 02171

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM:
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

COUNSEL:
Morgan, Lewis & Bockius LLP
1800 M Street, N.W.
Washington, D.C. 20036




EXP-AR-011-0900

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and Robert Patterson and are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Deloitte & Touche LLP Related to the Trust

Deloitte & Touche LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:



------------------------------------------------------------------------------------------------------------------------------
                                           2004                                                   2003
------------------------------------------------------------------------------------------------------------------------------

                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------------------------------------------------------------------------------------------------------------------------------
(a)     Audit      $85,800                 N/A               N/A             $78,000             N/A               N/A
        Fees(1)

------------------------------------------------------------------------------------------------------------------------------
(b)     Audit-     $19,800                 N/A               N/A             $18,000             N/A               N/A
        Related
        Fees(2)

------------------------------------------------------------------------------------------------------------------------------
(c)     Tax Fees   $0                      N/A               N/A             $     0             N/A               N/A

------------------------------------------------------------------------------------------------------------------------------
(d)     All        $0                      N/A               N/A             $     0             N/A               N/A
        Other
        Fees

------------------------------------------------------------------------------------------------------------------------------

Notes:
  (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
  (2) Audit-Related Fees were billed for three security verifications for the Trust as required under section (f) of Rule 17f-2 of the Investment Company Act of 1940.

(e)(1)     Not Applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------------------------------------------
                                                   2004             2003
                ---------------------------------------------------------------
                Audit-Related Fees                  0%              0%

                ---------------------------------------------------------------
                Tax Fees                            0%              0%

                ---------------------------------------------------------------
                All Other Fees                      0%              0%

                ---------------------------------------------------------------


(f)        Not Applicable.

(g) The aggregate non-audit fees and services billed by Deloitte & Touche LLP for the last two fiscal years were $19,800 and $18,000 for 2004 and 2003, respectively.

(h)        Not Applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment management companies.

ITEM 6.    SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment management companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASERS OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------

                              SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                 Expedition Funds


By (Signature and Title)*                    /s/James F. Volk
                                             ----------------
                                             James F. Volk, President

Date December 28, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                    /s/James F. Volk
                                             ----------------
                                             James F. Volk, President

Date Date December 28, 2004


By (Signature and Title)*                    /s/Peter J. Golden
                                             ------------------
                                             Peter J. Golden, Controller and CFO

Date Date December 28, 2004
* Print the name and title of each signing officer under his or her signature.